As filed with the U.S. Securities and Exchange Commission on June 26, 2014

1933 Act File No. 333-30810

1940 Act File No. 811-09819

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 56	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 57

STATE STREET INSTITUTIONAL INVESTMENT TRUST

P.O. Box 5049, Boston, Massachusetts 02206

(Address of Principal Executive Offices)

(617) 662-1742

(Registrant’s Telephone Number)

David James, Secretary

State Street Bank and Trust Company

4 Copley Place, 5th floor

Boston, MA 02116

(Name and Address of Agent for Service)

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note

This post-effective amendment contains the prospectus and statement of additional information relating to the following series of the registrant:

•	State Street Global Managed Volatility Fund – Class A, Class C, Class I and Class K

•	State Street Opportunistic Emerging Markets Fund – Class A, Class C, Class I and Class K

•	State Street Small Cap Emerging Markets Equity Fund – Class A, Class C, Class I and Class K

This post-effective amendment is not intended to update or amend any other prospectuses or statements of additional information of the registrant’s other series or classes.

State Street Institutional Investment Trust

STATE STREET GLOBAL MANAGED VOLATILITY FUND

Class A (    )

Class C (    )

Class I (    )

Class K (    )

STATE STREET OPPORTUNISTIC EMERGING MARKETS FUND

Class A (    )

Class C (    )

Class I (    )

Class K (    )

STATE STREET SMALL CAP EMERGING MARKETS EQUITY FUND

Class A (    )

Class C (    )

Class I (    )

Class K (    )

Prospectus Dated [—]

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN ANY OF THE FUNDS OFFERED BY THIS PROSPECTUS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

EACH FUND MAY OFFER MULTIPLE CLASSES OF SHARES. THIS PROSPECTUS COVERS ONLY THE CLASS A, CLASS C, CLASS I AND CLASS K SHARES OF THE APPLICABLE FUNDS.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATE STREET GLOBAL MANAGED VOLATILITY FUND

Investment Objective

The State Street Global Managed Volatility Fund (the “Global Managed Volatility Fund” or the “Fund”) seeks to provide competitive long-term returns while maintaining low long-term volatility relative to the broad global equity market.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Global Managed Volatility Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in Choosing a Share Class – Reducing Your Class A Sales Charge on page [    ] of the Fund’s Prospectus. The expenses shown in the table and the Example reflect the expenses of the Fund and the Fund’s proportionate share of the expenses of [                                        ] (the “Global Managed Volatility Portfolio” or the “Portfolio”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I	Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)3

	Class A	Class C	Class I	Class K
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.70%	0.70%	0.70%	0.50%
Total Annual Fund Operating Expenses	1.70%	2.45%	1.45%	1.25%
Fee Waiver and/or Expense Reimbursement[4]	(0.45)%	(0.45)%	(0.45)%	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	1.00%	0.80%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1% CDSC may be assessed on redemptions of Class C Shares during the first year only.
[3]	Amounts reflect the total expenses of the Portfolio and the Fund.
[4]	The fund’s investment adviser is contractually obligated until [ ] to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.80% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

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Example

This Example is intended to help you compare the cost of investing in the Global Managed Volatility Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$646	$991
Class C	$303	$721
Class I	$102	$414
Class K	$82	$353

You would pay the following if you did not redeem your shares:

	1 Year	3 Years
Class A	$646	$991
Class C	$203	$721
Class I	$102	$414
Class K	$82	$353

Portfolio Turnover

The Global Managed Volatility Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). As a shareholder of the Global Managed Volatility Portfolio, the Fund bears its ratable share of the transaction costs associated with the portfolio turnover of the Portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations as of the date of this Prospectus.

Principal Investment Strategies

SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”) utilizes a proprietary quantitative investment process to select a portfolio of equity securities that it expects to exhibit lower volatility relative to the broad global equity market, as measured by the MSCI World Index (the “Index”), and that SSgA FM believes has the potential to provide an excess return relative to the Index over the long term. The Fund will invest its assets in both U.S. and non-U.S. investments. In selecting securities for the Fund, SSgA FM seeks to favor securities with low exposure to broad market risk factors, and will also favor securities with low expected volatility. Volatility refers to the tendency of a security to fluctuate in price over time. Within this framework, SSgA FM seeks to generate an excess return relative to the Index by simultaneously using a stock selection model to identify securities that SSgA FM believes will provide potential for favorable investment returns over the long term.

SSgA FM may seek to limit volatility within the Fund’s portfolio in a variety of ways, including, for example, by means of broad diversification and imposing limits from time to time on the Fund’s security, industry, country, sector, and, in certain instances, market cap exposure levels. Through this quantitative process of security selection and portfolio diversification, SSgA FM attempts to create a portfolio of equity securities with a low level of absolute risk (as defined by standard deviation of returns), with the potential of providing an excess return relative to the Index over the long term.

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The Fund will generally invest at least 40% of its assets in securities of issuers economically tied to countries other than the United States and will generally hold securities of issuers economically tied to at least three countries, including the United States.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Global Managed Volatility Portfolio, which has substantially similar investment policies to the Fund. When the Fund invests in this “master-feeder” structure, the Fund’s only investments are shares of the Portfolio and it participates in the investment returns achieved by the Portfolio. Descriptions in this section of the investment activities of the “Fund” also generally describe the expected investment activities of the Portfolio.

Because the Fund seeks to exhibit lower volatility and excess returns relative to the Index over the long term, both its portfolio investments and its returns will differ, potentially greatly, from those of the Index. There can be no guarantee that the Fund will in fact be subject to lower volatility than the Index nor can there be any guarantee that the Fund will produce returns in excess of the benchmark. The application of SSgA FM’s active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the benchmark index, even while maintaining a low level of absolute risk, when compared to a strategy that is not actively managed. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.

There is no assurance that the Fund will achieve its investment objective, and you could lose money, possibly your entire investment, by investing in the Fund.

Principal Risks

General risks associated with the Fund’s and Portfolio’s investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•	Currency Risk. Investments in issuers in different countries are often denominated in currencies different from the Fund’s base currency. Changes in the values of those currencies relative to the Fund’s base currency may have a positive or negative effect on the values of the Fund’s investments denominated in those currencies. The values of other currencies relative to the Fund’s base currency may fluctuate in response to a wide variety of economic, financial, and political factors.

•	Emerging Markets Risk. Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

•	Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•	Large Cap Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

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•	Large Shareholder Risk. To the extent a large proportion of the shares of the Fund are highly concentrated or held by a small number of account holders (or a single account holder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that those shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser.

•	Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•	Master/Feeder Structure Risk. The Fund’s performance may be adversely affected as a result of large cash inflows to or outflows from the Portfolio and any related disruption to the Portfolio’s investment program.

•	Non-U.S. Securities Risk. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; sanctions or embargoes; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

•	Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

•	Risk of Investment in Other Pools. The Portfolio is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Because the Adviser may receive fees from the other pools in which the Portfolio may invest, the Adviser may have a financial incentive to invest the assets of the Portfolio in such other pools.

•	Small and Mid-Cap Risk. Small and mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

•	Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance

Performance information for the Fund has been omitted because the Fund had not commenced investment operations as of the date of this Prospectus. The Fund will make updated performance information, including its current net asset value, available at the Fund’s website: [    ].

Investment Adviser

SSgA FM serves as the investment adviser to the Fund and the Portfolio.

Chee Ooi and Adel Daghmouri have been Portfolio Managers for the Fund and the Portfolio since inception in 2014.

Purchase and Sale of Fund Shares

For important information about purchase and sale of Fund shares, please turn to “Other Information” on page [    ] of the prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please turn to “Other Information” on page [    ] of the prospectus.

STATE STREET OPPORTUNISTIC EMERGING MARKETS FUND

Investment Objective

The State Street Opportunistic Emerging Markets Fund (the “Opportunistic Emerging Markets Fund” or the “Fund”) seeks to provide total investment return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Opportunistic Emerging Markets Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in Choosing a Share Class – Reducing Your Class A Sales Charge on page [    ] of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I	Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None[1]	1.00%[2]	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class K
Management Fee	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	2.07%	2.07%	2.07%	1.87%
Total Annual Fund Operating Expenses	3.27%	4.02%	3.02%	2.82%
Fee Waiver and/or Expense Reimbursement[3]	(1.77)%	(1.77)%	(1.77)%	(1.77)%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%	1.05%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1% CDSC may be assessed on redemptions of Class C Shares during the first year only.
[3]	The fund’s investment adviser is contractually obligated until [ ] to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 1.05% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Opportunistic Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$670	$1,322
Class C	$328	$1,062
Class I	$127	$766
Class K	$107	$706

You would pay the following if you did not redeem your shares:

	1 Year	3 Years
Class A	$670	$1,322
Class C	$228	$1,062
Class I	$127	$766
Class K	$107	$706

Portfolio Turnover

The Opportunistic Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in

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annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations as of the date of this Prospectus.

Principal Investment Strategies

SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) uses a proprietary quantitative model to identify emerging market countries and investments that it believes have the greatest potential for attractive rates of total return, current income, or both. The model assists the Adviser in controlling the Fund’s exposures to risks relative to the MSCI Emerging Markets Index, the Fund’s benchmark.

Under normal circumstances, the Opportunistic Emerging Markets Fund will invest at least 80% of its total assets (plus borrowings, if any) in securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Adviser to have a developing or emerging economy or securities market (“emerging market companies”). The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposures comparable, in the judgment of the Adviser, to investments in securities of emerging market companies may be counted toward satisfaction of this 80% policy. The Fund will provide shareholders with at least 60 days’ notice prior to any material change in this 80% investment policy.

The Fund invests principally in common stocks, preferred stocks, or other securities convertible into common stock. Securities held by the Fund may be denominated in non-U.S. currencies and may be held outside the United States. The Fund may purchase securities of companies in their initial public offerings (“IPOs”). The Fund will also likely make substantial use of derivatives to obtain indirect exposure to emerging markets, including, by way of example, total return swaps, structured equity notes, equity linked notes, and depositary receipts concentrated in emerging market countries. The Fund may enter into foreign currency exchange transactions, including transactions involving foreign currency forward contracts, futures contracts, and options for hedging or non-hedging purposes, including for purposes of enhancing returns.

Certain emerging markets may be closed in whole or part to the direct purchase of securities by non-U.S. persons, or direct investment in those markets may be difficult or expensive. In those markets, the Fund may be able to invest in securities through other pooled investment vehicles. Investment in these pools will typically entail additional expense due to management fees charged by the underlying pools and other expenses of those pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of those investments.

There is no assurance that the Fund will achieve its investment objective, and you could lose money, possibly your entire investment, by investing in the Fund.

Principal Risks

General risks associated with the Fund’s investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•	Currency Risk. Investments in issuers in different countries are often denominated in currencies different from the Fund’s base currency. Changes in the values of those currencies relative to the Fund’s base currency may have a positive or negative effect on the values of the Fund’s investments denominated in those currencies. The values of other currencies relative to the Fund’s base currency may fluctuate in response to a wide variety of economic, financial, and political factors.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a

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derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•	Emerging Markets Risk. Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

•	Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•	Frontier Markets Risks. Frontier market countries are a sub-set of emerging market countries that generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. Investments in frontier markets may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. The risks of expropriation, nationalization, and social, political, and economic instability are greater in frontier markets than in more developed markets. These risks, which are characteristic of many emerging markets generally, may be especially heightened in frontier markets, due to political, economic, financial, or other factors.

•	IPO Risk. Securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired.

•	Large Cap Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

•	Large Shareholder Risk. To the extent a large proportion of the shares of the Fund are highly concentrated or held by a small number of account holders (or a single account holder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that those shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser.

•	Leveraging Risk. The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded.

•	Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; sanctions or embargoes; greater market volatility;

8

differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

•	Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

•	Risk of Investment in Other Pools. The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. Because the Adviser may receive fees from the other pools in which the Fund may invest, the Adviser may have a financial incentive to invest the assets of the Fund in such other pools.

•	Small and Mid-Cap Risk. Small and mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance information for the Fund has been omitted because the Fund had not commenced investment operations as of the date of this Prospectus. The Fund will make updated performance information, including its current net asset value, available at the Fund’s website: [    ].

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Jean-Christophe de Beaulieu and Alejandro Gaba have been Portfolio Managers for the Fund since inception in 2014.

Purchase and Sale of Fund Shares

For important information about purchase and sale of Fund shares, please turn to “Other Information” on page [    ] of the prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please turn to “Other Information” on page [    ] of the prospectus.

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STATE STREET SMALL CAP EMERGING MARKETS EQUITY FUND

Investment Objective

The State Street Small Cap Emerging Markets Equity Fund (the “Small Cap Emerging Markets Equity Fund” or sometimes referred to in context as the “Fund”) seeks to provide total investment return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Emerging Markets Equity Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in Choosing a Share Class – Reducing Your Class A Sales Charge on page [    ] of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I	Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class K
Management Fee	1.15%	1.15%	1.15%	1.15%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	1.70%	1.70%	1.70%	1.50%
Total Annual Fund Operating Expenses	3.10%	3.85%	2.85%	2.65%
Fee Waiver and/or Expense Reimbursement[3]	(1.35)%	(1.35)%	(1.35)%	(1.35)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%	2.50%	1.50%	1.30%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1% CDSC may be assessed on redemptions of Class C Shares during the first year only.
[3]	The fund’s investment adviser is contractually obligated until [ ] to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 1.30% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Small Cap Emerging Markets Equity Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$694	$1,312
Class C	$353	$1,051
Class I	$153	$756
Class K	$132	$695

You would pay the following if you did not redeem your shares:

	1 Year	3 Years
Class A	$694	$1,312
Class C	$253	$1,051
Class I	$153	$756
Class K	$132	$695

Portfolio Turnover

The Small Cap Emerging Markets Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate has been omitted because the Fund had not commenced investment operations as of the date of this Prospectus.

Principal Investment Strategies

SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) uses a proprietary quantitative model to identify emerging market countries and investments that it believes have the greatest potential for attractive rates of total return, current income, or both. The model assists the Adviser in controlling the Fund’s exposures to risks which may be different from the exposures of the MSCI Emerging Markets Small Cap Index (the “Index”), the Fund’s benchmark.

Under normal circumstances, the Small Cap Emerging Markets Equity Fund will invest at least 80% of its total assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Adviser to have a developing or emerging economy or securities market (“emerging market companies”). In addition, under normal circumstances, the Fund will invest at least 80% of its total assets (plus borrowings, if any) in securities issued by small cap companies. The Adviser currently considers a company to be a small cap company if its market capitalization (at the time of purchase) is (i) $5 billion or less or (ii) 120% or less of the market capitalization of the largest company included in the Index on the last day of the most recent quarter (currently, approximately $[5.6 billion], based on the largest company in the Index on [March 31, 2014]), whichever is greater. In some smaller markets, a significant percentage, or even most, of the companies in the market will qualify as small cap companies for this purpose and, in some countries, the Fund may focus its investments, or invest exclusively, in companies with market capitalizations that are significantly smaller than the maximum capitalization qualifying as “small cap” for this purpose. The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposures comparable, in the judgment of the Adviser, to investments in securities of emerging market companies or small cap companies may be counted toward satisfaction of these 80% policies. The Fund will provide shareholders with at least 60 days’ notice prior to any material change in these 80% investment policies.

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Equity securities may include common stocks, preferred stocks, or other securities convertible into common stock. Equity securities held by the Fund may be denominated in non-U.S. currencies and may be held outside the United States. The Fund may purchase securities of companies in their initial public offerings (“IPOs”). The Fund will also likely make substantial use of derivatives to obtain indirect exposure to emerging markets, including, by way of example, total return swaps, structured equity notes, equity linked notes, and depositary receipts concentrated in emerging market countries. The Fund may enter into foreign currency exchange transactions, including transactions involving foreign currency forward contracts, futures contracts, and options for hedging or non-hedging purposes, including for purposes of enhancing returns.

Certain emerging markets may be closed in whole or part to the direct purchase of equity securities by non-U.S. persons, or direct investment in those markets may be difficult or expensive. In those markets, the Fund may be able to invest in equity securities through other pooled investment vehicles. Investment in these pools will typically entail additional expense due to management fees charged by the underlying pools and other expenses of those pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of those investments.

There is no assurance that the Fund will achieve its investment objective, and you could lose money, possibly your entire investment, by investing in the Fund.

Principal Risks

General risks associated with the Fund’s investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•	Currency Risk. Investments in issuers in different countries are often denominated in currencies different from the Fund’s base currency. Changes in the values of those currencies relative to the Fund’s base currency may have a positive or negative effect on the values of the Fund’s investments denominated in those currencies. The values of other currencies relative to the Fund’s base currency may fluctuate in response to a wide variety of economic, financial, and political factors.

•	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•	Emerging Markets Risk. Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

•	Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•	IPO Risk. Securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired.

•	Large Cap Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

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•	Large Shareholder Risk. To the extent a large proportion of the shares of the Fund are highly concentrated or held by a small number of account holders (or a single account holder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that those shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser.

•	Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•	Non-U.S. Securities Risk. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; sanctions or embargoes; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

•	Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

•	Risk of Investment in Other Pools. The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. Because the Adviser may receive fees from the other pools in which the Fund may invest, the Adviser may have a financial incentive to invest the assets of the Fund in such other pools.

•	Small and Mid-Cap Risk. Small and mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance information for the Fund has been omitted because the Fund had not commenced investment operations as of the date of this Prospectus. The Fund will make updated performance information, including its current net asset value, available at the Fund’s website: [    ].

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Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Jean-Christophe de Beaulieu has been the Portfolio Manager for the Fund since inception in 2014.

Purchase and Sale of Fund Shares

For important information about purchase and sale of Fund shares, please turn to “Other Information” on page [    ] of the prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please turn to “Other Information” on page [    ] of the prospectus.

OTHER INFORMATION

Purchase and Sale of Fund Shares

Purchase Minimums

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

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You may redeem Fund shares by written request or wire transfer. Written requests should be sent to:

By Mail: State Street Funds P.O. Box 8048 Boston, MA 02205-8048

By Overnight: State Street Funds 30 Dan Road Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS OF INVESTING IN THE FUNDS

Investment Objectives

The Trust’s Board of Trustees may change each Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated. The Board of Trustees may change the investment objective of the Funds without shareholder approval.

STATE STREET GLOBAL MANAGED VOLATILITY FUND

Principal Investment Strategies

SSgA FM utilizes a proprietary quantitative investment process to select a portfolio of equity securities that it expects to exhibit lower volatility relative to the broad global equity market, as measured by the MSCI World Index (the “Index”), and that SSgA FM believes has the potential to provide an excess return relative to the Index over the long term. The Fund will invest its assets in both U.S. and non-U.S. investments. In selecting securities for the Fund, SSgA FM seeks to favor securities with low exposure to broad market risk factors, and will also favor securities with low expected volatility. Volatility refers to the tendency of a security to fluctuate in price over time. Within this framework, SSgA FM seeks to generate an excess return relative to the Index by simultaneously using a stock selection model to identify securities that SSgA FM believes will provide potential for favorable investment returns over the long term.

SSgA FM may seek to limit volatility within the Fund’s portfolio in a variety of ways, including, for example, by means of broad diversification and imposing limits from time to time on the Fund’s security, industry, country, sector, and, in certain instances, market cap exposure levels. Through this quantitative process of security selection and portfolio diversification, SSgA FM attempts to create a portfolio of equity securities with a low level of absolute risk (as defined by standard deviation of returns), with the potential of providing an excess return relative to the Index over the long term.

The Fund will generally invest at least 40% of its assets in securities of issuers economically tied to countries other than the United States and will generally hold securities of issuers economically tied to at least three countries, including the United States.

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The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Global Managed Volatility Portfolio, which has substantially similar investment policies to the Fund. When the Fund invests in this “master-feeder” structure, the Fund’s only investments are shares of the Portfolio and it participates in the investment returns achieved by the Portfolio. Descriptions in this section of the investment activities of the “Fund” also generally describe the expected investment activities of the Portfolio.

Because the Fund seeks to exhibit lower volatility and excess returns relative to the Index over the long term, both its portfolio investments and its returns will differ, potentially greatly, from those of the Index. There can be no guarantee that the Fund will in fact be subject to lower volatility than the Index nor can there be any guarantee that the Fund will produce returns in excess of the benchmark. The application of SSgA FM’s active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the benchmark index, even while maintaining a low level of absolute risk, when compared to a strategy that is not actively managed. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.

There is no assurance that the Fund will achieve its investment objective, and you could lose money, possibly your entire investment, by investing in the Fund.

STATE STREET OPPORTUNISTIC EMERGING MARKETS FUND

Principal Investment Strategies

SSgA FM uses a proprietary quantitative model to identify emerging market countries and investments that it believes have the greatest potential for attractive rates of total return, current income, or both. The model assists the Adviser in controlling the Fund’s exposures to risks relative to the MSCI Emerging Markets Index, the Fund’s benchmark.

Under normal circumstances, the Opportunistic Emerging Markets Fund will invest at least 80% of its total assets (plus borrowings, if any) in securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Adviser to have a developing or emerging economy or securities market (“emerging market companies”). The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposures comparable, in the judgment of the Adviser, to investments in securities of emerging market companies may be counted toward satisfaction of this 80% policy. The Fund will provide shareholders with at least 60 days’ notice prior to any material change in this 80% investment policy.

The Fund invests principally in common stocks, preferred stocks, or other securities convertible into common stock. Securities held by the Fund may be denominated in non-U.S. currencies and may be held outside the United States. The Fund may purchase securities of companies in their initial public offerings (“IPOs”). The Fund will also likely make substantial use of derivatives to obtain indirect exposure to emerging markets, including, by way of example, total return swaps, structured equity notes, equity linked notes, and depositary receipts concentrated in emerging market countries. The Fund may enter into foreign currency exchange transactions, including transactions involving foreign currency forward contracts, futures contracts, and options for hedging or non-hedging purposes, including for purposes of enhancing returns.

Certain emerging markets may be closed in whole or part to the direct purchase of securities by non-U.S. persons, or direct investment in those markets may be difficult or expensive. In those markets, the Fund may be able to invest in securities through other pooled investment vehicles. Investment in these pools will typically entail additional expense due to management fees charged by the underlying pools and other expenses of those pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of those investments.

There is no assurance that the Fund will achieve its investment objective, and you could lose money, possibly your entire investment, by investing in the Fund.

STATE STREET SMALL CAP EMERGING MARKETS EQUITY FUND

Principal Investment Strategies

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SSgA FM uses a proprietary quantitative model to identify emerging market countries and investments that it believes have the greatest potential for attractive rates of total return, current income, or both. The model assists the Adviser in controlling the Fund’s exposures to risks which may be different from the exposures of the MSCI Emerging Markets Small Cap Index (the “Index”), the Fund’s benchmark.

Under normal circumstances, the Small Cap Emerging Markets Equity Fund will invest at least 80% of its total assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Adviser to have a developing or emerging economy or securities market (“emerging market companies”). In addition, under normal circumstances, the Fund will invest at least 80% of its total assets (plus borrowings, if any) in securities issued by small cap companies. The Adviser currently considers a company to be a small cap company if its market capitalization (at the time of purchase) is (i) $5 billion or less or (ii) 120% or less of the market capitalization of the largest company included in the Index on the last day of the most recent quarter (currently, approximately $[5.6 billion], based on the largest company in the Index on [March 31, 2014]), whichever is greater. In some smaller markets, a significant percentage, or even most, of the companies in the market will qualify as small cap companies for this purpose and, in some countries, the Fund may focus its investments, or invest exclusively, in companies with market capitalizations that are significantly smaller than the maximum capitalization qualifying as “small cap” for this purpose. The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposures comparable, in the judgment of the Adviser, to investments in securities of emerging market companies or small cap companies may be counted toward satisfaction of these 80% policies. The Fund will provide shareholders with at least 60 days’ notice prior to any material change in these 80% investment policies.

Equity securities may include common stocks, preferred stocks, or other securities convertible into common stock. Equity securities held by the Fund may be denominated in non-U.S. currencies and may be held outside the United States. The Fund may purchase securities of companies in their initial public offerings (“IPOs”). The Fund will also likely make substantial use of derivatives to obtain indirect exposure to emerging markets, including, by way of example, total return swaps, structured equity notes, equity linked notes, and depositary receipts concentrated in emerging market countries. The Fund may enter into foreign currency exchange transactions, including transactions involving foreign currency forward contracts, futures contracts, and options for hedging or non-hedging purposes, including for purposes of enhancing returns.

Certain emerging markets may be closed in whole or part to the direct purchase of equity securities by non-U.S. persons, or direct investment in those markets may be difficult or expensive. In those markets, the Fund may be able to invest in equity securities through other pooled investment vehicles. Investment in these pools will typically entail additional expense due to management fees charged by the underlying pools and other expenses of those pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of those investments.

There is no assurance that the Fund will achieve its investment objective, and you could lose money, possibly your entire investment, by investing in the Fund.

ADDITIONAL INFORMATION ABOUT RISKS

Additional information about risks is described below.

•

Conflicts of Interest. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. Investing in other investment companies managed by the Adviser or affiliates of the Adviser, including other mutual funds and exchange-traded funds involves potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in those vehicles, which fees may be higher than the fees the Adviser receives for managing the Fund. Investment by the Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. The Adviser may have an incentive to delay selling or redeeming the Fund’s investment in an affiliated vehicle in order to minimize any adverse effect on that other vehicle. These and other factors may give the Adviser an economic or other incentive to make or retain an investment for the

17

Fund in an affiliated investment vehicle in lieu of other investments that may also be appropriate for the Fund.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

•	Credit Risk. The Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than funds that invest in other debt obligations. When the Fund enters into certain derivatives transactions, the Fund takes on the credit risk of its counterparties to the transactions.

•	Currency Risk. Investments in issuers in different countries are often denominated in currencies different from the Fund’s base currency. Changes in the values of those currencies relative to the Fund’s base currency may have a positive or negative effect on the values of the Fund’s investments denominated in those currencies. The Fund may not seek to hedge some or all of its currency risk or may engage in hedging transactions that do not have the desired effect or may cause the Fund to lose money. The values of other currencies relative to the Fund’s base currency may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

•	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

•

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, the possibility of lower greater market volatility, greater political and economic instability, higher levels of inflation, more deflation or currency devaluation, greater risk of market shut down, and governmental limitations on non-U.S. investment policy as compared to those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in non-U.S. markets may differ from those in U.S.

18

markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

•	Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. The Fund may continue to accept new investments and to make additional investments in equity securities even under general market conditions that SSgA FM views as unfavorable for equity securities.

•	Frontier Markets Risks. Frontier market countries are a sub-set of emerging market countries that generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. Investments in frontier markets may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. Some of these markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a limited number of securities. Many frontier markets do not have well-developed regulatory systems and disclosure standards may be less stringent than those of developed markets. The risks of expropriation, nationalization, and social, political, and economic instability are greater in frontier markets than in more developed markets. These risks, which are characteristic of many emerging markets generally, may be especially heightened in frontier markets, due to political, economic, financial, or other factors.

•	Hedging Risk. In managing the Fund, SSgA FM may (but will not necessarily) engage in hedging transactions. The success of the Fund’s hedging strategies will depend, in part, upon SSgA FM’s ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. A hedging strategy may not work the way SSgA FM expects. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to SSgA FM’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions and may have the effect of increasing risk.

•	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the values of a Fund’s assets can decline.

•	IPO Risk. The Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on the Fund’s investment performance. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Portfolio makes more-limited, or no investments in IPOs. The Fund may lose money on an investment in securities offered in an IPO. There can be no assurance that the Fund will have the opportunity to invest in IPOs that are made available to other clients of SSgA FM, and SSgA FM reserves the right to allocate IPOs among its clients on any basis it considers appropriate.

•

Large Shareholder Risk. To the extent a large proportion of the shares of the Fund are highly concentrated or held by a small number of account holders (or a single account holder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that those shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset

19

allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program. For example, they could require the Fund to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders. The Fund may also tend to hold a larger proportion of its assets in cash in anticipation of large redemptions, and thus, may hold large amounts in cash pending investment in securities, diluting shareholder returns.

•	Leveraging Risk. The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. If the Fund is permitted to participate in securities lending transactions, then those transactions entered into by SSgA FM on behalf of the Fund may also result in leverage. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets or creates investment risk with respect to a larger base of assets than the Fund would otherwise have.

•	Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. Also, the Fund may not be able to dispose of illiquid securities or execute or close out certain less liquid derivatives positions readily at a favorable time or price or at prices approximating those at which the Fund currently values them. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. In instances where the liquidity of the Fund’s securities is restricted or compromised.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. SSgA FM’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and there can be no assurance that they will produce the desired results.

•	Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. There can be no assurance that appreciation in value will occur, and the Fund may sustain substantial losses. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers, and general market liquidity. Even if general economic conditions do not change, the value of an investment in the Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. In the case of debt securities, the magnitude of these price fluctuations will be greater when the maturity of the outstanding securities is longer. Since investments in securities may involve currencies other than the base currency of the Fund, the value of the Fund’s assets may also be affected by changes in currency rates and exchange control regulations, including currency blockage. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•	Master/Feeder Structure Risk. The Global Managed Volatility Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The ability of the Fund to meet redemption requests will depend on its ability to redeem its interest in the master fund. An affiliate of SSgA FM may serve as investment adviser to the master fund, leading to potential conflicts of interest. For example, SSgA FM may have an economic incentive to maintain the Fund’s investment in the master fund at a time when it might otherwise not choose to do so. The Fund will bear its pro rata portion of the expenses incurred by the master fund.

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•	Mid Cap Risk. Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

•	Modeling Risk. SSgA FM uses quantitative models in an effort to enhance returns and manage risk. While SSgA FM expects these models to perform as expected, deviation between forecasts and actual events can result in either no advantage or in results opposite to those desired by SSgA FM.

•	Non-U.S. Securities Risk. Investments in non-U.S. securities entail risks not typically present in domestic investments. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. The Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Non-U.S. brokerage commissions and other fees may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

•	Portfolio Turnover Risk. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund’s investment return, and the sale of securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains.

•	Risk of Investment in Other Pools. The Fund invests in other pooled investment vehicles, which means it is exposed to the risk that the other pool will not perform as expected. The Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool’s investments could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of the Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pools may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. The Fund bears its proportionate risk of the expenses of any pool in which it invests. Because the Adviser may receive fees from the other pools in which the Fund may invest, the Adviser may have a financial incentive to invest the assets of the Fund in such other pools.

•

Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, thereby making it difficult to conduct such transactions. Delays in settlement could result in periods when assets of the Fund remain uninvested. The inability of the Fund to make intended purchases due to settlement problems could cause it to miss attractive investment opportunities and affect its ability to track its relevant Index. Delays in the settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times it considers desirable, and may subject the Fund to losses and costs due to its own ability to settle with subsequent purchasers of the securities from it. The Fund may be

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required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others.

•	Significant Withdrawal Risk. A significant withdrawal of capital from the Fund may affect the Fund and its investors adversely. For example, the Fund may be required to sell its more liquid Fund investments to meet a large redemption; the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.

•	Small and Micro-Cap Companies Risk. Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. The securities of small companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Micro-cap companies may have been very recently organized and may have only limited sources of additional capital. Their securities may be extremely volatile and may experience very limited trading markets and liquidity. Micro-cap companies may be expected to experience higher levels of failure, insolvency, and bankruptcy than many larger companies.

•	Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSgA FM’s discretion and without notice to investors.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Temporary Defensive Positions. From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if a Fund is unable to acquire the types of securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in U.S. government securities, repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. A Fund’s holdings in temporary defensive positions may be inconsistent with the Fund’s principal investment strategy, and, as a result, the Fund may not achieve its investment objective.

Securities Lending. A Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made

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only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds’ portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

MANAGEMENT AND ORGANIZATION

The Funds and the Portfolio. Each Fund is a separate, diversified series of the State Street Institutional Investment Trust (the “Trust”), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts.

The Global Managed Volatility Fund invests as part of a “master-feeder” structure. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Portfolio, a separate mutual fund, that has substantially similar investment strategies and risks as the Fund. Descriptions of the investment activities of the Fund also generally describe the expected investment activities of the corresponding Portfolio.

The Global Managed Volatility Fund can withdraw its investment in the Portfolio if, at any time, the Fund’s Board of Trustees determines that it would be in the best interests of the Fund’s shareholders, or if the investment objectives of the Portfolio changed so that they were inconsistent with the objectives of the Fund. If the Fund withdraws its investment from the Portfolio, the Fund may invest all of its assets in another mutual fund that has substantially similar investment strategies as the Fund, the Adviser may directly manage the Fund’s assets, or the Board may take such other action it deems appropriate and in the best interests of shareholders of the Fund, which may include liquidation of the Fund.

The Adviser. State Street Global Advisors (“SSgA”) is the investment management group of State Street Corporation, a publicly held bank holding company. SSgA is one of the world’s largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $[    ] as of [    ] in investment programs and portfolios for institutional and individual investors. SSgA FM, a wholly-owned subsidiary of State Street Corporation, is the investment adviser to the Funds, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSgA FM had approximately $[    ] in assets under management at [    ].

Each Fund has entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser will manage the Fund’s assets directly, for compensation paid at the annual rate, set forth below, of the Fund’s average daily net assets.

Global Managed Volatility Fund	0.75%
Opportunistic Emerging Markets Fund	0.95%
Small Cap Emerging Markets Equity Fund	1.15%

For the Global Managed Volatility Fund, the management fee is reduced by the proportional amount of the advisory fee, as well as acquired fund fees and expenses, of the Portfolio. The Portfolio pays fees to the Adviser at the annual rate of [    ]% of average daily net assets. A summary of the factors considered by the Board of Trustees in connection with the initial approval of the investment advisory agreement for the Funds will be available in each Fund’s annual report or semi-annual report, as applicable, after the Fund commences operations.

The Adviser places all orders for purchases and sales of the Funds’ investments. The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while

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retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee.

Key professionals involved in the day-to-day portfolio management of the Funds include the following:

Global Managed Volatility Fund

Chee Ooi is a Vice President of SSgA FM. He is a Senior Portfolio Manager in the firm’s Global Active Quantitative Equity Team and is responsible for research and portfolio management across the quantitative international active equity strategies. Currently based in Boston, Chee joined SSgA in 2008.

Prior to joining SSgA, he was a Director and Senior Quantitative Analyst in Citigroup’s Global Quantitative Research group in New York and started his career in finance at Salomon Brothers as a derivatives research analyst. Chee has 13 years of quantitative research and modeling experience on the sell-side. He has published papers in the Journal of Portfolio Management. He also pioneered the application of classification and regression tree technique in stock selection.

Chee holds a BS in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

Adel Daghmouri is a Senior Portfolio Manager of SSgA FM. In the Global Quantitative Active Equity Group, he focuses on managing global investment strategies, product development and quantitative research within developed markets. Prior to this, he was a founding member of the quantitative Canadian active equity team responsible for portfolio management across active, enhanced and market-neutral strategies.

Since joining the firm in 1998, Adel has also worked as a Portfolio Manager in the Global Structured Products Group focusing on a broad range of international and domestic strategies.

Adel holds a Bachelor of Business Administration from Laval University and a Master of Science degree in Finance from HEC Montreal.

Opportunistic Emerging Markets Fund

Jean-Christophe de Beaulieu is a Managing Director of SSgA FM and Senior Portfolio Manager in Global Active Equity Group. He is responsible for research and portfolio management of different emerging markets investment vehicles. Currently based in Boston, Jean-Christophe joined the company in the Paris office in March 2000 where he was in charge of the emerging markets strategies. Prior to joining SSgA, he was working at the CCF/HSBC and at Paribas as a risk manager assistant. Preceding that, he was working at the CEA (French Nuclear Agency) for intern research.

Jean-Christophe graduated with a degree in Fundamental Mathematics from the University Paris VI. He also holds two post-masters degrees in Numerical Analysis (from University Paris VI) and Financial Techniques (from ESSEC business school). He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Alejandro Gaba is a Vice President of SSgA FM and a Senior Portfolio Manager in the Active Emerging Markets equity team. He is co-lead portfolio manager for the Emerging Markets Select strategy and is more broadly responsible for coverage of Latin American equities. He is also a member of the Active EM Investment Committee and SSgA’s Technical Committee. For four years at SSgA, he headed the research team dedicated to Active Emerging Markets strategies. He continues to collaborate closely with researchers on all key projects. Prior to joining the firm in 2005, Alejandro was a Quantitative Modeler/Analyst for the Structured Finance/Managed Funds group at Moody’s Investors Service.

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Alejandro completed his doctorate studies (all but dissertation) in Finance from the University of Rochester. Additionally, he earned an MBA in Finance as well as an MS in Business Administration (Applied Economics). He was a Sproull Fellow at the University of Rochester and is a member of Beta Sigma Gamma. Prior to his program of studies at Rochester, he also received an MS in Astrophysics from UNC-Chapel Hill and a BS in Physics (Honours) from McGill University.

Small Cap Emerging Markets Equity Fund

Jean-Christophe de Beaulieu is a Managing Director of SSgA FM and Senior Portfolio Manager in Global Active Equity Group. He is responsible for research and portfolio management of different emerging markets investment vehicles. Currently based in Boston, Jean-Christophe joined the company in the Paris office in March 2000 where he was in charge of the emerging markets strategies. Prior to joining SSgA, he was working at the CCF/HSBC and at Paribas as a risk manager assistant. Preceding that, he was working at the CEA (French Nuclear Agency) for intern research.

Jean-Christophe graduated with a degree in Fundamental Mathematics from the University Paris VI. He also holds two post-masters degrees in Numerical Analysis (from University Paris VI) and Financial Techniques (from ESSEC business school). He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund and the Portfolio is available in the “SAI.”

The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

The Administrator, Custodian, and Transfer Agent and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), a subsidiary of State Street Corporation, is the administrator, custodian, transfer agent and dividend disbursing agent for the Funds.

The Distributor. State Street Global Markets, LLC serves as the Funds’ distributor (“SSGM” or the “Distributor”) pursuant to the Distribution Agreement between SSGM and the Trust.

SHAREHOLDER INFORMATION

Determination of Net Asset Value. Each Fund determines its net asset value (“NAV”) per share once each business day as of the close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. The NAV per share is based on the market value of the investments held in a Fund. The NAV of each class of a Fund’s shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. Each Fund values each security or other investment pursuant to guidelines adopted by the Board of Trustees. Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Funds’ Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as

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reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Purchase of Fund Shares

The State Street Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that it has uncovered criminal activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.

Investing in State Street Institutional Investment Trust Shares

This section of the prospectus explains the basics of doing business with the State Street Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of State Street Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The State Street Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the State Street Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and is deemed satisfied when all applicable documents are received in such accurate and complete form, i.e., a signed application, medallion-guaranteed documents, and, for a purchase request, the check or wired funds have cleared.

Purchasing Shares

Choosing a Share Class

The Funds offer four classes of shares through this Prospectus: Class A, Class C, Class I or Class K, available to you subject to the eligibility requirements set forth below.

All classes of a Fund share the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. You should choose the class with the expense structure that best meets your needs for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future. Your investment professional can help you choose the share class that best suits your investment needs.

When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver. This means that less money will be invested in the Fund immediately. Class A shares have a Rule 12b-1 fee of 0.25% per year. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

When you buy Class C shares, you will invest the full amount of your purchase price, but you will be subject to a Rule 12b-1 fee of 1.00% per year. Because this fee is paid out of a Fund’s assets on an ongoing basis, over time this fee may increase the cost of your investment and may cost you more than paying other types of sales charge. In addition, you may be subject to a deferred sale charge when you redeem Class C shares within one year of the purchase date.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund’s expenses in each Fund Summary in this Prospectus.

The minimum purchase amount may be waived by for specific investors or types of investors, including, without limitation, retirement plans, employees of State Street Corporation and its affiliates and their family.

	Class A	Class C	Class I	Class K
Availability	Available to the general public through certain financial intermediaries.	Available to the general public through certain financial intermediaries.

Limited to certain investors, including:

•    Certain banks, broker-dealers and other financial intermediaries.

•    Certain employer-sponsored retirement plans.

•    Certain employees or affiliates of State Street Corporation or its affiliates.

Limited to certain investors, including certain qualified recordkeepers and employer-sponsored retirement plans.

Minimum Initial Investment	$2,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee-based programs where an agreement is in place.	$2,000	$1,000,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee-based programs where an agreement is in place.	$10,000,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee-based programs where an agreement is in place.

Maximum Investment	None.	$999,999; none for omnibus retirement plans.	None.	None.

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Initial (Front-End) Sales Charge?	Yes. 5.25% payable at time of purchase. Lower sales charges are available for larger investments. See the chart under “Class A” section of this Prospectus.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.

Deferred (CDSC) Sales Charge?	No, except for purchases of $1,000,000 or more that are redeemed within 18 months after purchase.	Yes, 1.00% payable if you redeem within one year of purchase. See the chart under “Class C” section of this Prospectus.	No.	No.

Rule 12b-1 Fees?	0.25% annual fee.	1.00% annual fee.	No.	No.

Redemption Fees?	No.	No.	No.	No.

The following pages will cover additional details about each share class, including information about share class eligibility, initial and deferred sales charges, and sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers is also available free of charge on the Funds’ website at [    ].

Class A

Class A shares are available to the general public for investment through qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor.

When you buy Class A shares, you pay an initial (or front-end) sales charge at the time of your investment, which is included in the offering price, unless you qualify for a sales charge reduction or waiver. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. The tables below show the amount of sales charge you would pay at different levels of investment and the commissions paid to financial intermediaries at each level of investment. The actual sales charge you pay may vary slightly from the rates disclosed due to rounding.

Global Managed Volatility Fund, Opportunistic Emerging Markets Equity Fund and Small Cap Emerging Markets Equity Fund:

Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000-$99,999	4.50%	4.71%	4.00%
$100,000-$249,999	3.50%	3.63%	3.25%
$250,000-$499,999	2.50%	2.56%	2.25%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	Advanced Commission	1 2

[1]	Class A advanced commission for purchases over $1 million:

First $1-3 million	1.00%
Next $3-15 million	0.50%
Over > $15 million	0.25%

[2]	If you purchase $1,000,000 or more of Class A shares of the Fund you will not be assessed a sales charge at the time of purchase. The Distributor pays broker-dealers advanced commissions that are calculated on a year-by-year basis based on the amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advanced commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase. You may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds if you redeem your shares within 18 months after purchase.

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Reducing Your Class A Sales Charge

The Funds offer two principal ways for you to qualify for discounts on initial sales charges on Class A share purchases, often referred to as “breakpoint discounts”: Right of Accumulation or a Letter of Intent. Each of these methods is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the funds advised by SSgA FM that offer Class A shares (the “State Street Funds”) in which you invest (as described below) even if such State Street Funds are held in accounts with different financial intermediaries, as well as purchases of shares of all Class C, Class I, and Class N State Street Funds (other than shares of money market funds) to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your financial intermediary or the State Street Funds that you would like to have one or more of the State Street Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in sales charge you pay for purchases of Class A shares through Right of Accumulation.

To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals of any Class A, Class C, Class I, and Class N Shares of a State Street Fund (other than any State Street Money Market fund) held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A shares, inform your financial intermediary or the State Street Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the State Street Funds may verify (1) the number of shares of the State Street Funds held in your account(s) with State Street Funds, (2) the number of shares of the State Street Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the State Street Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Gifting of Shares. If you make a gift of shares, upon your request, you may combine purchases, if made at the same time, under right of accumulation of Class A, Class C, and Class I of these Funds (other than any State Street Money Market fund) at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to State Street or their agents at the time of purchase to exercise this right.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A shares of one or more State Street Funds within a 13-,month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. Purchases of Class A Shares of one or more State Street Funds you make over the next 13 months with any combined balances of Class A shares pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your financial intermediary. Purchases submitted not more than three months prior to the date the Letter of Intent is received are considered in determining the level of sales charge that will be paid pursuant to the Letter of Intent; however, the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. In addition, investors do not receive credit for shares purchased by the reinvestment of distributions.

The Letter of Intent is a mutually non-binding commitment upon the investor to purchase the full amount indicated. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining in your name) until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges

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previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of the applicable sales charge.

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call (800) 647-7327. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Acquired through the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another Class A State Street Fund that were previously assessed a sales charge. However, if your shares are subject to CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.

3.	*Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	The State Street Funds.

•	State Street Corporation and its subsidiaries and affiliates.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial intermediaries or financial institutions that have entered into selling agreements with the Funds or Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•	Certain employer sponsored retirement plans (including Employer IRAs) and deferred compensation plans maintained on retirement platforms or by the Fund’s transfer agent of its affiliates with assets of at least $1 million in assets; or with at least 100 eligible employees to participate in the plan; or that execute plan level or multiple-plan level transactions through a single omnibus account with the Funds or Financial Intermediary.

•	Investors who are directly rolling over or transferring shares from an established State Street Mutual Fund or State Street qualified retirement plan

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services (fee-based program), or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Insurance company separate accounts.

•	Tuition Programs that qualify under Section 529 of the Internal Revenue Code.

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•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Class A Shares of a State Street Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Please refer to Class A and Class C Account Reinstatement Privileges below.

7.	Bought in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you sell the Fund shares you received in connection with the plan of reorganization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call (800) 647-7327 or contact your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

*	Officers, directors or trustees, retirees and employees, and their immediate family members, of State Street Corporation and its subsidiaries and affiliates my open Class N share accounts subject to a $1,000 minimum investment requirement. Class N Shares have lower expenses than Class A Shares. Please call (800) 647-7327 for more information.

Class C

Class C shares are available to the general public for investment through transaction-based financial intermediaries.

Class C shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a contingent deferred sales charge (CDSC) according to the following schedule:

Years Since Purchase	CDSC As a % of Dollar Amount Subject to Charge
0-1	1.00
After First Year	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C shares. Class C shares have no conversion feature.

HOW THE CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

The contingent deferred sales charge (CDSC) will be multiplied by then current market value or original cost of shares being redeemed, whichever is less. To minimize the sales charge, shares not subject to any charge, including share appreciation, nor acquired through reinvestment of dividends or capital gain distributions, are redeemed first followed by shares held the longest time.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

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WAIVER OF THE CDSC

In the following situations, no CDSC is imposed on redemptions of Class A and Class C shares of the Funds:

1. If you participate in the Automatic Withdrawal Plan (AWP). Redemptions made on a regular periodic basis (e.g. monthly) will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 10% annually of the current market value of the account balance. Redemptions made as part of a required minimum distribution are also included in calculating amounts eligible for this wavier. For information on the Automatic Withdrawal Plan, please see “Service Options” section of the Prospectus on page [    ].

2. Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the State Street Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. A distribution from a qualified retirement plan by reason of the participant’s retirement.

6. Redemptions that are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for shares of the same class of another State Street Fund. However, if your shares are subject to CDSC, the CDSC will continue to apply to your new shares. For purposes of the CDSC, shares will continue to age from the date of the original purchase of the Fund shares.

9. Redemption of shares purchased through employer sponsored retirement plans, and deferred compensation plans. The CDSC, however, will not be waived if the plan redeems all of the shares that it owns on behalf of participants prior to the applicable CDSC period, as defined above.

10. Redemptions as part of annual IRA Custodial Fees.

11. Acquired through the reinvestment of dividends and capital gains distributions.

12. Bought with proceeds from the sale of Class C Shares of a State Street Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Please refer to Class A and Class C Account Reinstatement Privileges below.

Class A and Class C Account Reinstatement Privileges

You may purchase Class A Shares or Class C Shares at NAV within 90 days of the sale or distribution with no sales charge by reinstating all or part of your proceeds into the same account that the sale or distribution occurred. Any applicable CDSC in connection with the redemption in Class A or Class C shares will be credited and aging will begin at original purchase date. Please note that a redemption and reinstatement are considered to be a sale and purchase for tax-reporting purposes.

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Class I

Class I shares are not subject to any sales charge. Only certain investors are eligible to buy Class I shares. Your financial intermediary can help you determine whether you are eligible to purchase Class I shares.

Class I shares are available to the following categories of investors and/or investments:

1.	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in:

•	discretionary and non-discretionary advisory programs;

•	fund supermarkets;

•	asset allocation programs;

•	other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program; or

•	certain other investment programs that do not charge an asset-based fee;

2.	Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions);

3.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code;

4.	Certain other registered open-end investment companies whose shares are distributed by the Distributor;

5.	Certain retirement and deferred compensation programs established by State Street Corporation or its affiliates for their employees or the Funds’ Trustees;

6.	Current or retired directors, officers and employees of SSgA and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary;

7.	Current or retired Directors or Trustees of the State Street Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary;

8.	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser;

9.	The reinvestment of dividends from Class I shares in additional Class I shares of the Fund; and

10.	Qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor.

The minimum investment for Class I shares is $1,000,000.

Class K

Class K shares are not subject to any sales charge. Only certain investors are eligible to buy Class K shares. Your financial intermediary can help you determine whether you are eligible to purchase Class K shares.

Class K shares are available to the following categories of investors:

1.	Qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor;

2.	Defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan;

3.	Employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor; and

4.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code.

The minimum investment for Class K shares is $10,000,000.

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How to Initiate a Purchase Request

Investing in the State Street Funds Through a Financial Intermediary

If you currently do not have an account with SSgA FM, you may establish a new account and purchase shares of the State Street Funds through a financial intermediary, such as a bank, broker, or investment adviser. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. You may also submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the State Street Funds, such as Automatic Investment and Withdrawals Plans, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the State Street Funds. See Contacting the State Street Funds.

Opening Accounts and Purchasing By Telephone. You may call the State Street Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the State Street Funds to request a purchase of shares. See Contacting the State Street Funds.

Opening Accounts and Purchasing By Mail. You may send the State Street Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the State Street Funds to make an exchange. For the State Street Funds’ addresses, see Contacting the State Street Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase

By Wire. Please call the State Street Funds for instructions and policies on purchasing shares by wire. See Contacting the State Street Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “State Street Funds” and include the appropriate fund name and account number (e.g, “State Street Opportunistic Emerging Markets Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of an State Street Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of State Street Fund Shares. The State Street Funds, in their sole discretion, may permit you to purchase State Street Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the State Street Funds for more information, including additional restrictions. See Contacting the State Street Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the State Street Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each State Street Fund’s NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading.

For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

The time on a business day that your purchase order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Policy Upon Purchase below.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at [    ] or see Contacting the State Street Funds.

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Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase State Street Fund shares must be drawn on a U.S. bank and in U.S. dollars. The State Street Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the State Street Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The State Street Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another State Street Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing State Street Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Redeeming Shares

By Telephone. You may call the State Street Funds to request a redemption of shares. See Contacting the State Street Funds.

By Mail. You may send a written request to the State Street Funds to redeem from a fund account or to make an exchange. See Contacting the State Street Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the State Street Funds receive your request in good order and the manner in which you are redeeming.

All State Street Funds. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

The time on a business day that your redemption order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Redemption below.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of a State Street Fund, you may instruct the State Street Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The State Street Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of a State Street Fund redemption invested directly into shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an State Street Funds redemption paid by check and sent to the address shown on the State Street Funds registration record, provided that the address has not been changed within 30 days

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of the redemption request. The State Street Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased State Street Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the State Street Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

In-Kind Redemptions. The State Street Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the State Street Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The State Street Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the Investment Company Act of 1940, as amended.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one State Street Fund to simultaneously purchase shares of a different State Street Fund. Exchanges may be made within the same class (i.e. Class A Shares for Class A Shares; Class C Shares for Class C Shares). Class N shares are also exchangeable for other share classes of State Street Funds and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Exchanges are subject to the terms applicable to the purchases of the fund into which you are exchanging. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging your Fund shares for shares of another fund is a taxable event and may result in capital gain or loss.

If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the State Street Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the State Street Funds. The State Street Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Excessive Trading into and out of a State Street Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

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The Board of Trustees of the State Street Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the State Street Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•	The State Street Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the State Street Funds;

•	The State Street Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the State Street Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•	With respect to State Street Funds that invest in securities that trade on foreign markets, pursuant to the State Street Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same State Street Fund, excluding the State Street money market funds), and uses the following notification process:

•	If the State Street Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the State Street Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•	If the same account engages in another Round Trip following the issuance of a warning, the State Street Funds’ distributor will instruct State Street Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the State Street Fund;

•	At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•	If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the State Street Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the State Street Funds may take any reasonable action that they deem necessary or appropriate in support of the Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the State Street Funds. While the State Street Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The State Street Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

A State Street Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend and Capital Gain Distribution Option. You may set up your State Street Fund account to reinvest any dividend or capital gains distribution that you receive as a fund shareholder into the same or a different State Street Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee. No interest will accrue on the amounts represented by the uncashed distribution checks. Please refer to Dividend and Distribution below for more additional information,

Automatic Withdrawal Plan-By Check. If your account balance is over $10,000, you may request periodic (monthly, quarterly, semi-annually, or annually) cash withdrawals of $100 or more automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed redemption checks.

Automatic Withdrawal Plan-By Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. This option allows you to designate future withdrawal dates (monthly, quarterly, semi-annually, or annually) and amounts as long as your account balance is over $10,000.

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Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Telephone Redemptions and Exchanges. You may set up your State Street Fund account so that if you request over the telephone to redeem State Street Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the State Street Funds to act on your telephonic instructions to exchange State Street Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one State Street Fund to another State Street Fund of the same share class.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking or savings account. Once this option has been established, you may call the State Street Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of a State Street Fund may request to open a new account in the same State Street Fund (referred to as a “transfer”). To effect a transfer, the State Street Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the State Street Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The State Street Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the State Street Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the State Street Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

•	Freeze any account and/or suspend account services if the State Street Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•	Temporarily freeze any account and/or suspend account services upon initial notification to the State Street Funds of the death of the shareholder until the State Street Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the State Street Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSgA FM management, we reasonably believe they are deemed to be in the best interest of the State Street Fund.

Dividends and Distributions

Income dividends and capital gains distributions of the Funds will be declared and paid at least annually.

Excess dividends and capital gains, if any, generally are distributed in December.

When a fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered State Street Fund of the same share class.

Dividend Policy Upon Purchase.

Purchases made by check, Federal Wire or exchange from an existing State Street Fund will earn dividends if they are invested in the fund prior to the record date of the dividend or capital gain.

Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day’s dividend.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800.647.7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.

Tax Considerations

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the Statement of Additional Information tax section for more complete disclosure.

The Global Managed Volatility Fund invests substantially all of its investable assets in the Global Managed Volatility Portfolio, which is expected to be treated as a partnership for U.S. federal income tax purposes, and so the nature and character of the Global Managed Volatility Fund’s income and gains, losses and deductions generally will be determined at the Portfolio level and the Global Managed Volatility Fund will be allocated its share of such items at the Portfolio level.

Each Fund has elected or intends to elect to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

For federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Fund, or, in the case of the Global Managed Volatility Fund, the Portfolio, owned the investments that generated them, rather than how long you have owned your Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund, or, in the case of the Global Managed Volatility Fund, the Portfolio, owned for more than one year that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund, or, in the case of the Global Managed Volatility Fund, the Portfolio, owned for one year or less generally will be taxable to you as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund, or, in the case of the Global Managed Volatility Fund, the Portfolio.

Any gain resulting from the redemption of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held your shares in the Fund.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of shares of a Fund.

A Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets, or in the case of the Global Managed Volatility Fund, such income or proceeds from the Portfolio’s investments in non-U.S. assets, may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit or deduction (but not both) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund, or in the case of the Global Managed Volatility Fund, by the Portfolio and allocated to the Global Managed Volatility Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund, or in the case of the Global Managed Volatility Fund, the Portfolio. There can be no assurance that a Fund will make such election, even if it is eligible to do so. Even if a Fund elects to pass through to shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Certain of a Fund’s or, in the case of the Global Managed Volatility Fund, the Portfolio’s investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund’s distributions or, in the case of the Global Managed Volatility Fund, the Portfolio’s allocations to the Global Managed Volatility Fund, and, in turn, its distributions, and may require the Fund to liquidate its investments at a time when it is not advantageous to do so, including because the Global Managed Volatility Fund redeems a portion of its interest in the Portfolio to meet its distribution requirements.

If you are not a U.S. person, each Fund’s dividends other than capital gain dividends generally will be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2014, a regulated investment company was permitted, but was not required, to report in a written notice to shareholders all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend” that if received by a nonresident alien or foreign entity generally was exempt from the 30% U.S. withholding tax, provided that certain other requirements were met. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

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Distribution Arrangements and Rule 12b-1 Fees

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate its distributor (or others) for services in connection with the distribution of a Fund’s shares and for services provided to Fund shareholders (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of each Fund’s net assets attributable to its Class A shares and 1.00% of each Fund’s net assets attributable to its Class C shares. Because these fees are paid out of the assets of a Fund attributable to its shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. For example, the higher Rule 12b-1 fees for Class C shares may cost you more over time than paying the initial sales load for Class A shares.

In addition to payments under the Plan, the Funds may reimburse SSGM or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.” The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

Other Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

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The compensation paid by SSGM or its affiliates to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by SSGM or its affiliates to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

SSGM and its affiliates (including SSgA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SSGM and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Third-Party Transactions. The State Street Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the State Street Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the State Street Funds. Therefore, orders received for a State Street Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The State Street Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding State Street Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

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PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS

State Street Small Cap Emerging Markets Equity Fund

State Street Small Cap Emerging Markets Equity Fund (the “Fund”) has not yet commenced operations and does not yet have historical investment performance.

The table below sets forth historical performance information for a composite consisting of the performance of each fully discretionary account with a substantially similar investment strategy to that of the Fund as managed by SSgA-Global (the “SSgA Active Emerging Markets Small Cap Composite” or “Composite”). SSgA-Global is defined as all portfolios managed across the global offices of State Street Global Advisors (“SSgA”) and SSgA Funds Management, Inc., with the exception of business units which are held out to the market place as distinct business entities—Fiduciary Advisory Solutions (formerly known as the Office of the Fiduciary Advisor [OFA]) and Charitable Asset Management (CAM). Prior to January 1, 2011, SSgA-Global also excluded its wrap fee business (Intermediary Business Group [IBG]) and assets accounted for on a book value basis (global cash and stable value assets). In January 2011, SSgA acquired the Bank of Ireland Asset Management Limited (now known as SSgA Ireland Limited). On January 1, 2012 SSgA Ireland Limited assets were merged into SSgA-Global.

The SSgA Active Emerging Markets Small Cap Composite data is provided to illustrate the aggregate past performance, as measured against a specified benchmark, of each investment account SSgA-Global manages using an investment strategy that is substantially similar to the Fund’s. Each account comprising the Composite, and the related performance information shown below, is separate and distinct from the Fund. The information shown below does not represent the Fund’s performance, is not a substitute for such performance, and should not be considered a guarantee or prediction of the future performance of the Fund or any account within the Composite.

Investors should be aware that the Securities and Exchange Commission (the “SEC”) uses a methodology different from that used below to calculate performance for mutual funds, which could result in different performance results. The SSgA Active Emerging Markets Small Cap Composite may include one or more pooled investment vehicles managed by SSgA-Global that are not registered under the Investment Company Act of 1940 (“unregistered funds”). Unregistered funds are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. As a result, the investment portfolio of the Fund, if it had been in operation during the periods shown, would likely have differed to some extent from that of any unregistered fund in the Composite. The results presented below may not necessarily be representative of the returns that would have been experienced by any particular investor due to the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Annualized total returns for the SSgA Active Emerging Markets Small Cap Composite shown in the table below are asset weighted using composite member market values, where the composite member’s return calculation are time-weighted, reflecting the reinvestment of dividends, all items of income and capital gain and loss, and are calculated in U.S. dollars. These returns are (i) provided after deduction of brokerage commissions and execution costs actually incurred and without deduction of any other costs, such as investment advisory fees, that would have the effect of reducing returns, and (ii) restated to reflect estimated total operating expenses of class A shares of the Fund in its first year (returns would have been lower if they were restated to reflect estimated total operating expenses of class C shares of the Fund because class C shares of the Fund incur a rule 12b-1 fee of 1.00% versus 0.25% for class A shares). Returns shown do not reflect provision for federal or state income taxes or the effect of any sales loads that could apply to purchases of shares of the Fund.

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SSgA Active Emerging Markets Small Cap Composite

Currency: U.S. Dollar

Period Ending 12/31/13	SSgA Active Emerging Markets Small Cap Composite Adjusted for Annualized Estimated Class A Operating Expenses1 2 3	MSCI Emerging Markets Small Cap Index[4]
1 Year	5.46	1.04
3 Year	2.85	-3.48
5 Year	22.94	19.58
Since Inception (10/1/2007)[5]	0.88	0.12

[1]	The State Street Small Cap Emerging Markets Equity Fund represents substantially the same management process and approach as the SSgA Active Emerging Markets Small Cap Composite. Returns would have been lower if they were restated to reflect estimated total operating expenses of class C shares of the Fund instead of Class A shares. The performance of class C and class A shares differs to the extent that the two share classes do not have the same expenses. Class C shares bear a rule 12b-1 fee of 1.00% versus 0.25% for class A shares.

[2]	Each SSgA-Global discretionary account included in the Active Emerging Markets Small Cap Composite seeks to provide a total investment return in excess of the performance of its benchmark index over the long term. The SSgA Active Emerging Markets Small Cap Composite has no minimum asset level for inclusion.

[3]	In general, new accounts are included in the Composite at the beginning of the first full month under management on a discretionary basis. Terminated accounts are removed from the Composite after the last full month under management or the last full month in which SSgA-Global maintained discretionary management over the account. Following termination, the performance history of the terminated accounts will remain in the Composite. Monthly rates of return on separate accounts are calculated at least monthly and are increasingly adopting daily methodology. For periods longer than one month, account returns are geometrically linked monthly. Trade-date accounting methodology is used, providing a true time-weighted return.

[4]	The benchmark for the SSgA Active Emerging Markets Small Cap Composite is the MSCI Emerging Markets Small Cap Index. The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends (net of withholding tax rates) and other income and are calculated in U.S. dollars. It is not possible to invest directly in an index.

[5]	Calendar year-to-date returns through June 30, 2014 were [ ]% and [ ]% for the SSgA Active Emerging Markets Small Cap Composite and MSCI Emerging Markets Small Cap Index, respectively.

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State Street Global Managed Volatility Fund

State Street Global Managed Volatility Fund (the “Fund”) has not yet commenced operations and does not yet have historical investment performance.

The table below sets forth historical performance information for a composite consisting of the performance of each fully discretionary account and each distinct sleeve of a discretionary account (together generally referred to herein as an “account”) with a substantially similar investment strategy to that of the Fund as managed by SSgA-Global (the “SSgA Global Managed Volatility Alpha Composite” or “Composite”). SSgA-Global is defined as all portfolios managed across the global offices of State Street Global Advisors (“SSgA”) and SSgA Funds Management, Inc., with the exception of business units which are held out to the market place as distinct business entities—Fiduciary Advisory Solutions (formerly known as the Office of the Fiduciary Advisor [OFA]) and Charitable Asset Management (CAM). Prior to January 1, 2011, SSgA-Global also excluded its wrap fee business (Intermediary Business Group [IBG]) and assets accounted for on a book value basis (global cash and stable value assets). In January 2011, SSgA acquired the Bank of Ireland Asset Management Limited (now known as SSgA Ireland Limited). On January 1, 2012 SSgA Ireland Limited assets were merged into SSgA-Global.

The SSgA Global Managed Volatility Alpha Composite data is provided to illustrate the aggregate past performance, as measured against a specified benchmark, of each investment account SSgA-Global manages using an investment strategy that is substantially similar to the Fund’s. Each account comprising the Composite, and the related performance information shown below, is separate and distinct from the Fund. The information shown below does not represent the Fund’s performance, is not a substitute for such performance, and should not be considered a guarantee or prediction of the future performance of the Fund or any account within the Composite.

Investors should be aware that the Securities and Exchange Commission (the “SEC”) uses a methodology different from that used below to calculate performance for mutual funds, which could result in different performance results. The SSgA Global Managed Volatility Alpha Composite may include one or more pooled investment vehicles managed by SSgA-Global that are not registered under the Investment Company Act of 1940 (“unregistered funds”). Unregistered funds are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. As a result, the investment portfolio of the Fund, if it had been in operation during the periods shown, would likely have differed to some extent from that of any unregistered fund in the Composite. The results presented below may not necessarily be representative of the returns that would have been experienced by any particular investor due to the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Annualized total returns for the SSgA Global Managed Volatility Alpha Composite shown in the table below are asset weighted using composite member market values, where the composite member’s return calculation are time-weighted, reflecting the reinvestment of dividends, all items of income and capital gain and loss, and are calculated in U.S. dollars. These returns are (i) provided after deduction of brokerage commissions and execution costs actually incurred and without deduction of any other costs, such as investment advisory fees, that would have the effect of reducing returns, and (ii) restated to reflect estimated total operating expenses of class A shares of the Fund in its first year (returns would have been lower if they were restated to reflect estimated total operating expenses of class C shares of the Fund because class C shares of the Fund incur a rule 12b-1 fee of 1.00% versus 0.25% for class A shares). Returns shown do not reflect provision for federal or state income taxes or the effect of any sales loads that could apply to purchases of shares of the Fund.

42

SSgA Global Managed Volatility Alpha Composite

Currency: U.S. Dollar

Period Ending 12/31/13	SSgA Global Managed Volatility Alpha Composite Adjusted for Annualized Estimated Class A Operating Expenses1 2 3	MSCI World Index[4]
1 Year	27.71	26.68
3 Year	15.14	11.49
5 Year	13.15	15.02
Since Inception (1/1/2009)[5]	13.15	15.02

[1]	The State Street Global Managed Volatility Fund represents substantially the same management process and approach as the SSgA Global Managed Volatility Alpha Composite. Returns would have been lower if they were restated to reflect estimated total operating expenses of class C shares of the Fund instead of Class A shares. The performance of class C and class A shares differs to the extent that the two share classes do not have the same expenses. Class C shares bear a rule 12b-1 fee of 1.00% versus 0.25% for class A shares.

[2]	Each SSgA-Global discretionary account and each distinct sleeve of a discretionary account included in the Global Managed Volatility Alpha Composite seeks to provide excess total investment returns and maintain low volatility, in each case, as compared to its benchmark index, over the long term. The SSgA Global Managed Volatility Alpha Composite has no minimum asset level for inclusion. In addition, each distinct sleeve of a discretionary account is accounted for separately with its own associated cash position.

[3]	In general, new accounts are included in the Composite at the beginning of the first full month under management on a discretionary basis. Terminated accounts are removed from the Composite after the last full month under management or the last full month in which SSgA-Global maintained discretionary management over the account. Following termination, the performance history of the terminated accounts will remain in the Composite. Monthly rates of return on separate accounts are calculated at least monthly and are increasingly adopting daily methodology. For periods longer than one month, account returns are geometrically linked monthly. Trade-date accounting methodology is used, providing a true time-weighted return.

[4]	The benchmark for the SSgA Global Managed Volatility Alpha Composite is the MSCI World Index. The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends (net of withholding tax rates) and other income and are calculated in U.S. dollars. It is not possible to invest directly in an index.

[5]	Calendar year-to-date returns through June 30, 2014 were [ ]% and [ ]% for the SSgA Global Managed Volatility Alpha Composite and MSCI World Index, respectively.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is not presented for the Funds because the Funds have not commenced operations as of the date of this Prospectus.

Contacting the State Street Funds:

Online:	[ ]	24 hours a day, 7 days a week

Phone:	[ ]	Monday – Friday 8 am – 5 pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail

State Street Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	State Street Funds 30 Dan Road Canton, Massachusetts 02021

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For more information about the Funds:

The Funds’ SAI includes additional information about the Funds and is incorporated by reference into this document. The Funds’ SAI is available, without charge, upon request. Each Fund’s annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Funds may make inquiries to the Funds to receive such information by calling (877) 521-4083 or the customer service center at the telephone number shown in the accompanying contract prospectus, if applicable. The Funds do not have an Internet website.

Information about the Funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available free of charge on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSGA FUNDS MANAGEMENT, INC.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

The State Street Institutional Investment Trust’s Investment Company Act File Number is 811-09819.

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STATE STREET INSTITUTIONAL INVESTMENT TRUST

(the “Trust”)

P.O. Box 5049

Boston, Massachusetts 02206

STATE STREET GLOBAL MANAGED VOLATILITY FUND

Class A (    )

Class C (    )

Class I (    )

Class K (    )

STATE STREET OPPORTUNISTIC EMERGING MARKETS FUND

Class A (    )

Class C (    )

Class I (    )

Class K (    )

STATE STREET SMALL CAP EMERGING MARKETS EQUITY FUND

Class A (    )

Class C (    )

Class I (    )

Class K (    )

STATEMENT OF ADDITIONAL INFORMATION

[    ]

This Statement of Additional Information (“SAI”) relates to the prospectuses dated [ ], as amended from time to time thereafter for each of the Funds listed above (each, a “Prospectus” and collectively, the “Prospectuses”).

The SAI is not a prospectus and should be read in conjunction with the Prospectuses. A copy of each Prospectus can be obtained free of charge by calling (866) 392-0869 or by written request to the Trust at the address listed above.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

GENERAL

The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000.

The Trust is an open-end management investment company. The Trust comprises the following diversified series:

•	State Street Equity 500 Index Fund;

•	State Street Equity 400 Index Fund;

•	State Street Equity 2000 Index Fund;

•	State Street Aggregate Bond Index Fund;

•	State Street Institutional Limited Duration Bond Fund;

•	State Street Institutional Liquid Reserves Fund;

•	State Street Institutional Tax Free Money Market Fund;

•	State Street Institutional U.S. Government Money Market Fund;

•	State Street Institutional Treasury Money Market Fund;

•	State Street Institutional Treasury Plus Money Market Fund;

•	State Street Strategic Real Return Fund;

•	State Street Target Retirement Fund;

•	State Street Target Retirement 2015 Fund;

•	State Street Target Retirement 2020 Fund;

•	State Street Target Retirement 2025 Fund;

•	State Street Target Retirement 2030 Fund;

•	State Street Target Retirement 2035 Fund;

•	State Street Target Retirement 2040 Fund;

•	State Street Target Retirement 2045 Fund;

•	State Street Target Retirement 2050 Fund;

•	State Street Target Retirement 2055 Fund;

•	State Street Target Retirement 2060 Fund;

•	State Street Global Managed Volatility Fund (the “Global Managed Volatility Fund”);

•	State Street Opportunistic Emerging Markets Fund (the “Opportunistic Emerging Markets Fund”);

•	State Street Small Cap Emerging Markets Equity Fund (the “Small Cap Emerging Markets Equity Fund”);

•	State Street Clarion Global Infrastructure & MLP Fund;

•	State Street Equity 500 Index II Portfolio;

•	State Street Strategic Real Return Portfolio;

The Trust comprises the following non-diversified series:

•	State Street Aggregate Bond Index Portfolio; and

•	State Street Global Equity ex-U.S. Index Portfolio.

The Global Managed Volatility Fund, Opportunistic Emerging Markets Fund and Small Cap Emerging Markets Equity Fund are referred to in this SAI as the “Funds” and each Fund may be referred to in context as the “Fund” as appropriate.

The Global Managed Volatility Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the [    ] (the “Global Managed Volatility Portfolio” or the “Portfolio”) that has substantially similar investment strategies to those of the Fund.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Each Fund’s Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.

In addition to the principal investment strategies and the principal risks of the Funds and Portfolio described in each Fund’s Prospectus, a Fund or the Portfolio may employ other investment practices and may be subject to additional risks, which are described below. In reviewing the practices of the Global Managed Volatility Fund, you should assume that the practices of the Portfolio are the same in all material respects.

ADDITIONAL INVESTMENTS AND RISKS

To the extent consistent with its investment objective and restrictions, each Fund or the Portfolio may invest in the following instruments and use the following techniques.

Bonds

The Funds may invest a portion of their assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond’s face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund’s distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

Cash Reserves

Each Fund may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by S&P or, if unrated, of comparable quality in the opinion of SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. See Appendix A for more information on the ratings of debt instruments.

Commodities

General. The Funds may invest in commodities. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Funds. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than other investments. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately. In addition, the ability of a Fund to invest directly in commodities and in certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Fund to maintain its status as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s ability to invest in commodities and commodity-related investments is limited by tax considerations and could bear on the ability of a Fund to qualify as a RIC. See “Taxes” below.

Commodity-Linked Investments. The Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Because commodity-linked investments are available from a relatively small number of issuers, a Fund’s investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

A Fund’s ability to invest in commodity-linked investments is limited by tax considerations and could bear on the ability of a Fund to qualify as a RIC. See “Taxes” below.

Credit Default Swaps

A Fund may enter into credit default swap transactions. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” make periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a credit default swap, the a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, a Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when a Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

A Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, a Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

The use of credit default swaps, like all swap agreements, is subject to certain risks, such as counterparty risk, leverage risk, hedging risk, correlation risk and liquidity risk. A Fund will enter into a credit default swap only with counterparties that the Adviser determines to meet certain standards of creditworthiness. If a counterparty’s creditworthiness declines, the value of the swap would likely decline because of the heightened risk that the counterparty may be unable to satisfy its payment obligations (particularly if the counterparty was the protection seller under the credit default swap contract). In addition, there is no guarantee that the Fund can eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A Fund’s exposure under a credit default swap may be considered leverage and as such be subject to the restrictions on leveraged derivatives.

Custodial Risk

There are risks involved in dealing with the custodians or brokers who hold a Fund’s investments or settle a Fund’s trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or broker, a Fund would be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. In recent insolvencies of brokers or other financial institutions, the ability of certain customers to recover their assets from the insolvent’s estate has been delayed, limited, or prevented, often unpredictably, and there is no assurance that any assets held by a Fund with a custodian or broker will be readily recoverable by the Fund. In addition, there may be limited recourse against non-U.S. sub-custodians in those situations in which a Fund invests in markets where custodial and/or settlement systems and regulations are not fully developed, including emerging markets, and the assets of the Fund have been entrusted to such sub-custodians. SSgA FM or an affiliate may serve as the custodian of the Fund.

Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”)

The Funds may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit issued by non-U.S. branches of domestic banks and non-U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of non-U.S. banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or non-U.S. branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of non-U.S. issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of non-U.S. deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.

Foreign Currency Transactions

The Funds may enter into a variety of different foreign currency transactions, including, by way of example, currency forward transactions, spot transactions, futures contracts, swaps, or options. Most of these transactions are entered into “over the counter,” and a Fund assumes the risk that the counterparty may be unable or unwilling to perform its obligations, in addition to the risk of unfavorable or unanticipated changes in the values of the currencies underlying the transactions. Over-the-counter currency transactions are typically uncollateralized, and a Fund may not be able to recover all or any of on the assets owed to it under such transactions if its counterparty should default. Many types of currency transactions are expected to continue to be traded over the counter even after implementation of the clearing requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. In some markets or in respect of certain currencies, a Fund may be required, or agree, in SSgA FM’s discretion, to enter into foreign currency transactions via the custodian’s relevant sub-custodian. SSgA FM may be subject to a conflict of interest in agreeing to any such arrangements on behalf of the Fund. Such transactions executed directly with the sub-custodian are executed at a rate determined solely by such sub-custodian. Accordingly, a Fund may not receive the best pricing of such currency transactions. Recent regulatory changes in a number of jurisdictions may require that certain currency transactions be subject to central clearing, or be subject to new or increased collateral requirements. These changes could increase the costs of currency transactions to a Fund and may make certain transactions unavailable; they may also increase the credit risk of such transactions to a Fund.

Foreign Securities. Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If the Funds’ securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-U.S.” “European,” “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)	The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	The securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)	The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Forward Commitments

The Funds may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments. When effecting such transactions, cash or other liquid assets (such as liquid high quality debt obligations) held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Futures Contracts and Options on Futures

Each Fund may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although many futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, a Fund is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that a Fund will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the Fund is unable to enter into a closing transaction, the amount of the Fund’s potential loss may be unlimited.

Each Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Registration under the Commodity Exchange Act.

The Funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds, from registration as a “commodity pool operator” with respect to the Funds under the Commodity Exchange Act (the “CEA”), and therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Funds are limited in their ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, a Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Funds will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion on futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by a Fund is subject to the Adviser’s ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Funds, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. Some U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price; others may be settled in cash. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the Adviser’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund’s securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund’s tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Government Mortgage-Related Securities

The Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae) is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac), a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

The Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

High Yield Securities

The Funds may invest a portion of their assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value per share of a Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, an Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid Securities

Each Fund may invest in illiquid securities. Each Fund will invest no more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Investment-Grade Bonds

The Funds may invest in corporate notes and bonds that are rated investment-grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are of comparable quality to the rated securities described above, as determined by the Adviser, in accordance with procedures established by the Board of Trustees. Investment-grade securities include securities rated Baa or higher by Moody’s or BBB- or higher by S&P (and securities of comparable quality); securities rated Baa or BBB may have speculative characteristics.

Lending of Fund Securities

Each Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. A Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. A Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. A Fund’s securities lending agent may be an affiliate of the Adviser, and would be compensated by the Fund for its services.

Market Distribution and Geopolitical Risk

The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments.

Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.

Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

To the extent a Fund has focused its investments in the stock market index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Mortgage-Backed Security Rolls

The Funds may enter into “forward roll” transactions with respect to mortgage-related securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will typically bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. A Fund that engages in a forward roll transaction forgoes principal and interest paid on the securities sold during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. A forward roll transaction may create investment leverage. A Fund is subject to the risk that the value of securities to be purchased pursuant to a forward roll transaction will decline over the roll period, and that the Fund’s counterparty may be unwilling or unable to perform its obligations to the Fund. Upon entering into a mortgage-backed security roll, the participating Fund will segregate on its records cash, US Government securities or other high-grade debt securities in an amount sufficient to cover to its obligation under the roll.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. Mortgage-related securities may be issued or guaranteed by (i) US Government agencies or instrumentalities such as GNMA, FNMA, and FHLMC or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Options on Securities and Securities Indices

Each Fund may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Funds may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

Other Asset-Backed Securities

The Funds may invest in asset-backed securities that are not mortgage-related. Asset-backed securities other than mortgage-related securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are typically similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or by priority to certain of the borrower’s other securities. The degree of credit-enhancement, if any, varies, applying only until exhausted and generally covering only a fraction of the security’s par value.

The value of such asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments, or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the duration of asset-backed securities and may lower their return, in generally the same manner as described above for prepayments of pools of mortgage loans underlying mortgage-related securities.

Purchase of Other Investment Company Shares

Each Fund may, to the extent permitted under the 1940 Act and exemptive rules and orders thereunder, invest in shares of other investment companies, which include funds managed by SSgA FM, which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Fund’s. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund’s original purchase price plus interest within a specified time (normally one business day). The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the securities. Reverse repurchase agreements may create investment leverage and involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect a Fund’s ability to reacquire the underlying securities.

Section 4(2) Commercial Paper/Rule 144A Securities

Each Fund may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) (“Section 4(2) paper”) or in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”).

Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Rule 144A securities generally must be sold only to other institutional investors.

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of each Fund’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities.

Total Return Swaps and Interest Rate Swaps

The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A Fund’s return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines.

The Funds may enter into interest rate swap transactions with respect to any security they are entitled to hold. Interest rate swaps involve the exchange by a Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment. For example, the Funds may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Funds. In such an instance, the Funds may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of a Fund, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Treasury Inflation-Protected Securities

The Funds may invest in Inflation-Protection Securities (“IPSs”), a type of inflation-indexed Treasury security. IPSs typically provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers (“CPI-U”).

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPSs also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

U.S. Government Securities

Each Fund may purchase U.S. Government securities. The types of U.S. Government obligations in which each Fund may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to U.S. Government securities it is not obligated to support.

U.S. Registered Securities of Non-U.S. Issuers

Each Fund may purchase publicly traded common stocks of non-U.S. corporations.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

A Fund’s investment in common stock of non-U.S. corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a non-U.S. corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary

Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Variable Amount Master Demand Notes

The Funds may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

Variable and Floating Rate Securities

The Funds may invest in variable and floating rate securities. Variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

When-Issued Securities

Each Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Fund until settlement takes place. When entering into a when-issued transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Securities purchased on a when-issued basis and held by a Fund are subject to changes in market value based upon actual or perceived changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in the Fund’s net asset value (“NAV”).

Zero Coupon Securities

The Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. The Funds will not receive cash payments on a current basis from the issuer in respect of accrued original issue discount

(“OID”), but investors will be required to accrue OID for U.S. federal income tax purposes. To generate sufficient cash for a Fund to make the requisite distributions to maintain its qualification for treatment as a RIC, a Fund may be required to redeem a portion of its interest in a Fund in order to obtain sufficient cash to satisfy the 90% distribution requirement with respect to the OID accrued on zero coupon bonds. The Fund in turn may sell investments in order to meet such redemption requests, including at a time when it may not be advantageous to do so.

A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

Asset Segregation and Coverage

A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Master/Feeder Structure

The Opportunistic Emerging Markets Fund and Small Cap Emerging Markets Equity Fund may in the future determine to become a “feeder” fund that invests all of its assets in another open-end investment company (a “master fund”) that has substantially similar investment strategies as the Fund. This structure is sometimes called a “master/feeder” structure. As described above, the Global Managed Volatility Fund is currently in a master/feeder structure as it invests substantially all of its assets in the Global Managed Volatility Portfolio.

Investment Restrictions

The Portfolio in which the Global Managed Volatility Fund invests has substantially similar investment restrictions as the Fund. In reviewing the description of the Fund’s investment restrictions below, you should assume that the investment restrictions of the Portfolio are the same in all material respects as those of the Fund.

The Trust has also adopted the following restrictions applicable to the Funds, which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which is defined in the 1940 Act, to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy:

(1)	A Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.

(2)	A Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.

(3)	A Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.

(4)	A Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.

(5)	A Fund may underwrite securities to the extent consistent with applicable law from time to time.

(6)	A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.

Disclosure of Portfolio Holdings

Introduction

The policies set forth below to be followed by the State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. (“SSgA FM” and, collectively, the “Service Providers”) for the disclosure of information about the portfolio holdings of the SSgA Funds, State Street Master Funds, and State Street Institutional Investment Trust (each, a “Trust”). These disclosure policies are intended to ensure compliance by the Service Providers and the Trust with applicable regulations of the federal securities laws, including the Investment Company Act of 1940, as amended (“1940 Act”) and the Investment Advisers Act of 1940, as amended. The Board of Trustees of the Trust must approve all material amendments to the policy.

General Policy

It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Trust.

Exception

No information concerning the portfolio holdings of the Trust may be disclosed to any party (including shareholders) except as provided below.

Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available.

Disclosure of the complete holdings of each series of the Trust (each, a “Fund”) is required to be made quarterly within 60 days of the end of the Fund’s fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q (filed after the first and third fiscal quarters). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Each Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of such Fund’s fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund’s filings with the SEC or on their website. Each money market fund generally will post on its website (or, in the case of a master fund, on the corresponding feeder fund’s website) a full list of its portfolio holdings each Friday reflecting the portfolio holdings of the fund on the immediately preceding Wednesday. Each money market fund will also post a full list of its portfolio holdings on its website (or, in the case of a master fund, on the corresponding feeder fund’s website) no later than the fifth business day of each month reflecting its portfolio holdings as of the last business day of the previous month. Such monthly posting shall contain such information as required by Rule 2a-7(c)(12) under the 1940 Act and remain posted on the website for not less than six months.

Press Interviews Brokers and Other Discussions

Portfolio managers and other senior officers or spokespersons of the Service Providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies. For example, a portfolio manager discussing the Trust may indicate that he owns XYZ Company for the Trust only if the Trust’s ownership of such company has previously been publicly disclosed.

Trading Desk Reports

State Street Global Advisors’ trading desk may periodically distribute lists of investments held by its clients (including the Trust) for the general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.

Miscellaneous

Confidentiality Agreement. No non-public disclosure of the Trust’s portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Trust’s officers.

Evaluation Service Providers. There are numerous mutual fund evaluation services (Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Trust by these services and departments, the Trust may distribute (or authorize the Service Providers and the Trust’s custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.

Additional Restrictions. Notwithstanding anything herein to the contrary, the Trust’s Board of Trustees, State Street and SSgA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.

Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Trust’s officers. All waivers and exceptions involving the Trust will be disclosed to the Board of Trustees of the Trust no later than its next regularly scheduled quarterly meeting.

Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSgA FM, State Street, the Trust or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.

MANAGEMENT OF THE TRUST

The Trustees are responsible for generally overseeing the Trust’s business. The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and officer of the Trust, as of [    ].

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co- Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	[56]	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, SSgA Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co- Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.	[56]	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, SSgA Funds; Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

William L. Boyan State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 YOB: 1937	Trustee and Co- Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	[56]	Trustee, State Street Master Funds; Trustee, SSgA Funds; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co- Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	[56]	Trustee, State Street Master Funds; Trustee, SSgA Funds; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co- Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	[56]	Trustee, State Street Master Funds; Trustee, SSgA Funds; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-Present).

Rina K. Spence State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 YOB: 1948	Trustee and Co- Chairman of the Qualified Legal and Compliance Committee and Co- Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	[56]	Trustee, State Street Master Funds; Trustee, SSgA Funds; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA	Trustee and Co- Chairman of	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling	[56]	Trustee, State Street Master Funds; Trustee, SSgA

02111-2900 YOB: 1943	the Valuation Committee and Co- Chairman of the Governance Committee		and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).		Funds.

Douglas T. Williams State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 YOB: 1940	Trustee and Co- Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987-1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982.	[56]	Trustee, State Street Master Funds; Trustee, SSgA Funds; Treasurer, Nantucket Educational Trust, (2002-2007).

INTERESTED TRUSTEES(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 1/14	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	[56]	Trustee, State Street Master Funds; Trustee, SSgA Funds.

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	[239]	Trustee, State Street Master Funds; Trustee, SSgA Funds; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992-2012) and Senior Managing Director, State Street Global Advisors (1992-present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 11/10	Vice President, State Street Bank and Trust Company (2002 – present).*

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 – present).*

Caroline Connolly State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present).

Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc.( June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009).

Kristin Schantz State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008-2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Summary of Trustees’ Qualifications

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 43 years of experience in the financial services industry including 18 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related Committees of State Street Institutional Investment Trust and State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Rina K. Spence: Ms. Spence is an experienced business executive with over 33 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

James E. Ross: Mr. Ross is an experienced business executive with over 24 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees of the State Street Institutional Investment Trust and the State Street Master Funds for six years and as President of the trusts for seven years and possesses significant experience regarding the trusts’ operations and history. Mr. Ross is also a senior executive officer of State Street Global Advisors.

William L. Marshall: Mr. Marshall is an experienced business executive with over 44 years of experience in the financial services industry; his experience includes service as an advisor trustee or officer of various investment companies and charities. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 38 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 45 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 40 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related Committees of SSgA Funds for 22 years and possesses significant experience regarding the operations and history of the Trust.

Scott F. Powers: Mr. Powers is an experienced business executive with over 30 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies and charities. He was recently elected to the SSgA Funds’ Board of Trustees and possesses significant experience regarding the operations and history of the Trust. Mr. Powers is also the president and chief executive officer of the State Street Global Advisors.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Standing Committees

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Valuation Committee and Qualified Legal and Compliance Committee.

The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended [    ], the Audit Committee held [    ] meetings.

The Governance Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. During the fiscal year ended [    ], the Governance Committee held [    ] meetings.

The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSgA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. During the fiscal year ended [    ], the Valuation Committee held [    ] meetings.

The Qualified Legal and Compliance Committee (the “QLCC”) is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust’s Chief Compliance Officer; to oversee generally the Trust’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. During the fiscal year ended [    ], the Qualified Legal and Compliance Committee held [    ] meetings.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Co-Chairpersons of the Board of the Trust and as President of the Trust. Currently, Mr. Holland and Mr. Riley, both Independent Trustees, serve as Co-Chairpersons of the Board, Mr. Marshall and Mr. Williams serve as Co-Chairpersons of the Audit Committee, Mr. Shirk and Ms. Spence serve as Co-Chairpersons of the QLCC, Mr. Boyan and Mr. Taber serve as Co-Chairpersons of the Valuation Committee and Mr. Taber and Ms. Spence serve as Co-Chairpersons of the Governance Committee.

Mr. Powers and Mr. Ross, who are also employees of the Adviser, serve as Trustees of the Trust and Ellen Needham, who is also an employee of the Adviser, serves as President of the Trust. The Board believes that this leadership structure is appropriate, since Mr. Powers, Mr. Ross and Ms. Needham provide the Board with insight regarding the Trust’s day-to-day management, while Mr. Holland and Mr. Riley provide an independent perspective on the Trust’s overall operation and Mr. Marshall and Mr. Williams provide a specialized perspective on audit matters.

The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Portfolios, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Trust with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the disinterested Trustees, the independent registered public accounting firm, counsel to the Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.

Trustee Ownership of Securities of the Trust, Adviser and Distributor

[As of [    ], none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser or State Street Global Markets, LLC (“SSGM”), the Trust’s distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGM.]

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of [    ].

	Dollar Range Of Equity Securities In Each Portfolio			Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Name of Independent Trustee
William L. Boyan	[ ]	[	]	[ ]
Michael F. Holland	[ ]	[	]	[ ]
William L. Marshall	[ ]	[	]	[ ]
Patrick J. Riley	[ ]	[	]	[ ]
Richard D. Shirk	[ ]	[	]	[ ]
Rina K. Spence	[ ]	[	]	[ ]
Bruce D. Taber	[ ]	[	]	[ ]
Douglas T. Williams	[ ]	[	]	[ ]

Name of Interested Trustee
Scott F. Powers	[ ]	[	]	[ ]
James E. Ross	[ ]	[	]	[ ]

Trustee Compensation

As of [    ], each Independent Trustee receives for his or her services a $[    ] annual base retainer in addition to $[    ] for each in-person meeting and $[    ] for each telephonic meeting from the Trust. The Co-Chairman each receive an additional $[    ] annual retainer.

The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended [    ].

	AGGREGATE COMPENSATION FROM TRUST			PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES			ESTIMATED ANNUAL BENEFITS UPON RETIREMENT			TOTAL COMPENSATION FROM TRUST & FUND COMPLEX PAID TO TRUSTEES
NAME OF INDEPENDENT TRUSTEE
William L. Boyan, Trustee	$	[	]	$	[	]	$	[	]	$	[	]
Michael F. Holland, Trustee	$	[	]	$	[	]	$	[	]	$	[	]
William L. Marshall, Trustee*	$	[	]	$	[	]	$	[	]	$	[	]
Patrick J. Riley, Trustee*	$	[	]	$	[	]	$	[	]	$	[	]
Richard D. Shirk, Trustee*	$	[	]	$	[	]	$	[	]	$	[	]
Rina K. Spence, Trustee	$	[	]	$	[	]	$	[	]	$	[	]
Bruce D. Taber, Trustee*	$	[	]	$	[	]	$	[	]	$	[	]
Douglas T. Williams, Trustee	$	[	]	$	[	]	$	[	]	$	[	]

NAME OF INTERESTED TRUSTEE
Scott F. Powers, Trustee*	$	[	]	$	[	]	$	[	]	$	[	]
James E. Ross, Trustee	$	[	]	$	[	]	$	[	]	$	[	]

*	Elected in January 2014.

Code of Ethics

The Trust, the Adviser and SSGM have each adopted a code of ethics (together, the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, Adviser, State Street or SSGM.

PROXY VOTING PROCEDURES

The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Funds and Portfolio to the Adviser as part of the Adviser’s general management of the Funds and Portfolio, subject to the Board’s continuing oversight. A copy of the Trust’s proxy voting procedures is located in Appendix B and a copy of the Adviser’s proxy voting procedures is located in Appendix C.

Shareholders may receive information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [    ], the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of each class (if applicable) of each Fund of the Trust.

Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of [    ], to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of any class of the Funds.

As of [    ], to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 5% or more of the outstanding shares of any class of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements

SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) is responsible for the investment management of the Funds pursuant to Investment Advisory Agreements dated [    ], as amended from time to time (the “Advisory Agreement”), by and between the Adviser and the Trust. The Adviser and State Street are wholly-owned subsidiaries of State Street Corporation, a publicly held bank holding company.

Each Fund has entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser will manage the Fund’s assets directly, for compensation paid at the annual rate, set forth below, of the Fund’s average daily net assets.

Global Managed Volatility Fund	0.75%
Opportunistic Emerging Markets Fund	0.95%
Small Cap Emerging Markets Equity Fund	1.15%

The Global Managed Volatility Fund invests its assets in a related Portfolio that has substantially similar investment strategies as the Fund. For the Global Managed Volatility Fund, the management fee is reduced by the proportional amount of the advisory fee, as well as acquired fund fees and expenses, of the Portfolio. The Portfolio pays fees to the Adviser at the annual rate of [    ]% of average daily net assets. The Trust has retained the Adviser as investment adviser to manage a Fund’s assets in the event that the Fund withdraws its investment from its Portfolio.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the shareholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days’ notice and will terminate automatically upon its assignment. The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees, on [    ].

The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Funds, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Adviser has informed the Funds that, in making its investment decisions, it will not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by any Fund managed by the Adviser or any such affiliate.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the Adviser’s other clients. Investment decisions for the Trust and for the Adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of each Fund to participate in volume transactions will produce better executions for the Funds.

The advisory fees paid to SSgA FM for the last three fiscal years have been omitted because the Funds had not commenced investment operations as of the date of this Prospectus.

Administrator

Under the Administrative Services Agreement (the “Administration Agreement”), State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. State Street will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities (which may be in State Street’s own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, the Funds’ investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from the Administrator’s gross negligence or willful misconduct in the performance of its duties.

Custodian and Transfer Agent

State Street serves as Custodian for the Funds pursuant to the Custody Agreement and holds the Funds’ assets.

State Street also serves as Transfer Agent of the Funds.

As consideration for State Street’s services as administrator and custodian to the other Funds, State Street shall receive from each such Fund an annual fee, accrued daily at the rate of 1/365th and payable monthly on the first business day of each month, pursuant to the following schedule:

Annual Fee Schedule

$[    ] for Administration Services

$[    ] for Custody and Accounting Services

The administration, custodian and transfer agency fees (if applicable) paid to State Street for the last three fiscal years have been omitted because the Funds had not commenced investment operations as of the date of this Prospectus.

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid for the following annual account services: opening an account; closing an account; investor services; CDSC services; omnibus transparency services; and investigation services. BFDS is also paid for the following activities: telephone calls; teleservicing; telephone transactions; fulfillment; IRA custodial services; and charges related to compliance and regulatory services.

Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA 02171.

The transfer agency fees paid to BFDS for the last three fiscal years have been omitted because the Funds had not commenced investment operations as of the date of this Prospectus.

Shareholder Servicing and Distribution Plans

To compensate State Street Global Markets, LLC (“SSGM”) for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, SSGM will be entitled to receive any front-end sales load applicable to the sale of shares of the Fund. Each Fund may also make payments from the assets attributable to certain classes of its shares to SSGM under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below. The principal business address of SSGM is One Lincoln Street, Boston, MA 02111. SSGM is the Funds’ distributor.

The Board, including all of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and who have no direct or indirect financial interest in the Plan or any related agreements, approved the Plan (the “Qualified Distribution Plan Trustees”). The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Qualified Distribution Plan Trustees. The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. The Plan calls for payments at an annual rate (based on average net assets) as follows:

Annual 12b-1 Fee
Class A	0.25%

Class C	1.00%
Class I	None
Class K	None

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by SSGM to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by SSGM to different financial intermediaries varies.

Some portion of SSGM’s payments to financial intermediaries will be made out of amounts received by SSGM under the Funds’ Plans. In addition, certain of the Funds may reimburse SSGM for payments SSGM makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

SSGM and its affiliates (including SSgA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc..

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SSGM and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales loads.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

The total distribution fees and sales loads paid to SSGM and Other Intermediaries pursuant to the Rule 21b-1 Plan for the last three fiscal years have been omitted because the Funds had not commenced investment operations as of the date of this Prospectus.

Counsel and Independent Registered Public Accounting Firm

Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is 800 Boylston Street, Boston, Massachusetts 02199. Joseph P. Barri LLC, located at 259 Robbins Street, Milton, Massachusetts 02186, serves as independent counsel to the independent Trustees.

[    ] serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) tax services. In connection with the audit of the [    ] financial statements, the Trust entered into an engagement agreement with [    ] that sets forth the terms of [    ]’s audit engagement. The principal business address of [    ] is [    ].

PORTFOLIO MANAGERS

The following persons serve as the portfolio managers of the Funds as of the date of this SAI. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of [    ]:

Global Managed Volatility Fund

Portfolio Manager	Registered Investment Company Accounts		Assets Managed ($ billions)		Other Pooled Investment Vehicle Accounts		Assets Managed ($ billions)		Other Accounts		Assets Managed ($ billions)		Total Assets Managed ($ billions)
Chee Ooi	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Adel Daghmouri	[	]	[	]	[	]	[	]	[	]	[	]	[	]

Opportunistic Emerging Markets Fund

Portfolio Manager	Registered Investment Company Accounts		Assets Managed ($ billions)		Other Pooled Investment Vehicle Accounts		Assets Managed ($ billions)		Other Accounts		Assets Managed ($ billions)		Total Assets Managed ($ billions)
Jean-Christophe de Beaulieu	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Alejandro Gaba	[	]	[	]	[	]	[	]	[	]	[	]	[	]

Small Cap Emerging Markets Equity Fund

Portfolio Manager	Registered Investment Company Accounts		Assets Managed ($ billions)		Other Pooled Investment Vehicle Accounts		Assets Managed ($ billions)		Other Accounts		Assets Managed ($ billions)		Total Assets Managed ($ billions)
Jean-Christophe de Beaulieu	[	]	[	]	[	]	[	]	[	]	[	]	[	]

As indicated in the tables above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies (which include exchange-traded funds), other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The portfolio managers do not beneficially own any shares of any Fund as of [    ].

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the respective Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be fair and equitable.

The compensation of SSgA’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year our Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Global Managed Volatility Fund invests all of its investable assets in the Portfolio and therefore does not directly incur transactional costs for purchases and sales of portfolio investments. The Fund purchases and redeems shares of the Portfolio each day depending on the number of shares of the Fund purchased or redeemed by investors on that day. Shares of the Portfolio are available for purchase by the Fund at its NAV without any sales charges, transaction fees, or brokerage commissions being charged.

All portfolio transactions are placed on behalf of the Portfolio and the Funds by the Adviser. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

Ordinarily commissions are not charged on over the counter orders (including, for example, debt securities and money market investments) because a Fund pays a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to a Fund. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

Each Fund’s investment advisory agreement authorizes the Adviser to place, in the name of the Fund, orders for the execution of the securities transactions in which the Fund is authorized to invest, provided the Adviser, and as applicable, the Sub-Adviser seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Adviser, and as applicable, the Sub-Adviser), the Adviser, and as applicable, the Sub-Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, brokerage and research services, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser, and as applicable, the Sub-Adviser does not currently use any Fund’s assets for soft-dollar arrangements. The Adviser, and as applicable, the Sub-Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits for State Street Global Advisors. Although the Adviser’s clients’ commissions are not used for soft dollars, the Adviser and State Street Global Advisors’ clients may benefit from the soft dollar products/services received by State Street Global Advisors.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities.

The brokerage commissions paid by the Funds for the last three fiscal years have been omitted because the Funds had not commenced investment operations as of the date of this Prospectus.

DECLARATIONS OF TRUST, CAPITAL STOCK AND OTHER INFORMATION

Capitalization

Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of each Fund. Upon liquidation or dissolution of a Fund, investors are entitled to share pro rata in the Fund’s net assets available for distribution to its investors. Investments in a Fund have no preference, preemptive, conversion or similar rights, except as determined by the Trustees or as set forth in the Bylaws, and are fully paid and non-assessable, except as set forth below.

Declarations of Trust

The Declarations of Trust of the Trust and State Street Master Trust each provide that a Trust may redeem shares of a Fund at the redemption price that would apply if the share redemption were initiated by a shareholder. It is the policy of each Trust that, except upon such conditions as may from time to time be set forth in the then current prospectus of the Trust or to facilitate a Trust’s or a Fund’s compliance with applicable law or regulation, a Trust would not initiate a redemption of shares unless it were to determine that failing to do so may have a substantial adverse consequence for a Fund or the Trust.

Each Trust’s Declaration of Trust provides that a Trustee who is not an “interested person” (as defined in the 1940 Act) of a Trust will be deemed independent and disinterested with respect to any demand made in connection with a derivative action or proceeding. It is the policy of each Trust that it will not assert that provision to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding; provided, however, that the foregoing policy will not prevent the Trusts from asserting applicable law (including Section 2B of Chapter 182 of the Massachusetts General Laws) to

preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding.

A Trust will not deviate from the foregoing policies in a manner that adversely affects the rights of shareholders of a Fund without the approval of “a vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund.

Voting

Each investor is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights in the election of Trustees, and investors holding more than 50% of the aggregate outstanding shares in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

Massachusetts Business Trust

Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the property of the applicable series of the Trust for any loss to which the shareholder may become subject by reason of being or having been a shareholder of that series and for reimbursement of the shareholder for all expense arising from such liability. Thus the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which the series would be unable to meet its obligations.

PRICING OF SHARES

Pricing of shares of the Funds does not occur on New York Stock Exchange (“NYSE”) holidays. The NYSE is open for trading every weekday except for: (a) the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Washington’s Birthday (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. Purchases and withdrawals will be effected at the time of determination of NAV next following the receipt of any purchase or withdrawal order which is determined to be in good order.

The Funds’ securities will be valued pursuant to guidelines established by the Board of Trustees.

TAXATION OF THE FUNDS

Taxation of the Funds Other Than the Global Managed Volatility Fund

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

Qualification as a Regulated Investment Company

Each Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of its assets are invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more QPTPs (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain. Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its taxable income, its earnings and profits, and its net capital gain – including in connection with determining the amount available to support a Capital Gain Dividend (as defined below) – a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date, if the RIC is permitted to elect and so elects)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date, if the RIC makes the election referred to above), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date if the Fund makes the election referred to above), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date, if the RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry incurred net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character.

Taxation of Distributions Received by Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund has owned the investments that generated them, rather than how long a shareholder has owned such shareholder’s Fund shares. Distributions of net-capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value includes either unrealized gains or realized but undistributed income or gains that were included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its Fund and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend so received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the

Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any Fund distribution of income that is attributable to (a) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Tax Implications of Certain Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain Investments in Mortgage Pooling Vehicles. A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund holding such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Instruments. Income and gains from certain commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. As a result, a Fund’s direct or indirect investments in commodities and commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. If a Fund receives dividends from underlying RICs (“underlying funds”) and the underlying fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a Fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under- reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in each Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.

Redemptions and Exchanges

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See a Fund’s Prospectus for more information.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

A Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of a Fund’s taxable year, more than 50% of the assets of the Fund consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.

A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Non-U.S. Shareholders

Non-U.S. shareholders in the Funds should consult their tax advisors concerning the tax consequences of ownership of shares in the Funds. Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code ( a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. For distributions with respect to taxable years of a RIC beginning before January 1, 2014, a RIC was not required to withhold any amounts (a) with respect to distributions (other than distributions to a foreign person (i) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (ii) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (iii) that was within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported by the RIC in a written notice to shareholders (“interest-related dividends”), and (b) with respect to distributions (other than (i) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests (described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported by the RIC in a written notice to shareholders (“short-term capital gain dividends”). A RIC was permitted to report such parts of its dividends as were eligible to be treated as interest-related or short-term capital gain dividends, but was not required to do so.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends or exempt-interest dividends (if any) unless (a) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (c) the gain or loss realized on the sale of shares of a Fund or the Capital Gain Dividends are attributable to gains from the sale or exchange of “U.S. real property interests” (“USRPIs”) as defined generally below.

Foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2014, the special “look-through” rule described above for distributions by a RIC to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the RIC and (ii) distributions received by the RIC from lower-tier RICs that the upper-tier RIC was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect. Each Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order for a foreign person to qualify for any exemptions from withholding described above or from lower withholding tax rates under income tax treaties, or to establish an exemption from back back-up withholding, the foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. investors in the Funds should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form TD 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

Taxation of the Global Managed Volatility Fund

The following discussion of U.S. federal income tax consequences of investment in the Global Managed Volatility Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Global Managed Volatility Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Global Managed Volatility Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

Qualification as a Regulated Investment Company

The Global Managed Volatility Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Global Managed Volatility Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTP”) (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Global Managed Volatility Fund’s taxable year, (i) at least 50% of the value of the Global Managed Volatility Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not 5% of the value of the Global Managed Volatility Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of its assets are invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Global Managed Volatility Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more QPTPs (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. Where, as here, the Global Managed Volatility Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Portfolio, which is treated as a partnership for U.S. federal income tax purposes, the nature and character of the Global Managed Volatility Fund’s income and gains will generally be determined at the Portfolio level and the Global Managed Volatility Fund will be allocated its share of Portfolio income and gains. Consequently, references in this discussion of Taxation of the Global Managed Volatility Fund to income, gains and losses of the Global Managed Volatility Fund generally will be to income, gains and losses recognized and deductions accruing at the Portfolio level and allocated to or otherwise taken into account by the Global Managed Volatility Fund. In the discussion below, “Portfolio” refers to the series of the State Street Master Funds in which the Global Managed Volatility Fund invests its assets.

However, 100% of the net income derived from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code section 7704(c)(2). Further, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Global Managed Volatility Fund’s ability to meet the diversification test in (b) above.

If the Global Managed Volatility Fund qualifies as a RIC that is accorded special tax treatment, the Global Managed Volatility Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Global Managed Volatility Fund were to fail to meet the income, diversification or distribution test described above, the Global Managed Volatility Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If the Global Managed Volatility Fund were ineligible to or otherwise did not cure such failure for any year, or if the Global Managed Volatility Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Global Managed Volatility Fund would be subject to tax at the Global Managed Volatility Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Global Managed Volatility Fund’s shares (as described below). In addition, the Global Managed Volatility Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Global Managed Volatility Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain. Any taxable income retained by the Global Managed Volatility Fund will be subject to tax at the Fund level at regular corporate rates. If the Global Managed Volatility Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Global Managed Volatility Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Global

Managed Volatility Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Global Managed Volatility Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Global Managed Volatility Fund are not required to, and there can be no assurance the Global Managed Volatility Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its taxable income, its earnings and profits, and its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below) – a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date, if the RIC is permitted to elect and so elects)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date, if the RIC makes the election referred to above), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Global Managed Volatility Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date if the Global Managed Volatility Fund makes the election referred to above), plus any such amounts retained from the prior year, the Global Managed Volatility Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date, if the RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Global Managed Volatility Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Global Managed Volatility Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by the Global Managed Volatility Fund during October, November and December to shareholders of record on a date in any such month and paid by the Global Managed Volatility Fund during the following January will be treated for federal tax purposes as paid by the Global Managed Volatility Fund and received by shareholders on December 31 of the year in which declared.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Global Managed Volatility Fund’s net investment income. Instead, potentially subject to certain limitations, the Global Managed Volatility Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character.

Taxation of Distributions Received by Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Portfolio owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned such shareholder’s Fund shares. In general, the Global Managed Volatility Fund will recognize its allocable share of long-term capital gain or loss on assets the Portfolio has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments the Portfolio has owned (or is deemed to have owned) for one year or less. Distributions of net-capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Global Managed Volatility Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Global Managed Volatility Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Global Managed Volatility Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of the Global Managed Volatility Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Global Managed Volatility Fund.

Shareholders of the Global Managed Volatility Fund will be subject to federal income taxes as described herein on distributions made by the Global Managed Volatility Fund whether received in cash or reinvested in additional shares of the Global Managed Volatility Fund.

Distributions on the Global Managed Volatility Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Global Managed Volatility Fund’s allocable share of the Portfolio’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Global Managed Volatility Fund’s net asset value includes either unrealized gains or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Global Managed Volatility Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Global Managed Volatility Fund is required to distribute realized income and gains regardless of whether the Global Managed Volatility Fund’s net asset value also reflects unrealized losses.

In order for some portion of the dividends received by the Global Managed Volatility Fund shareholder to be “qualified dividend income,” the Global Managed Volatility Fund must meet holding period and other requirements with respect to the dividend-paying stocks in the Portfolio and the shareholder must meet holding period and other requirements with respect to the Global Managed Volatility Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Global Managed Volatility Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Global Managed Volatility Fund’s shares. If the aggregate qualified dividends allocated to the Global Managed Volatility Fund by the Portfolio during any taxable year are 95% or more of the Global Managed Volatility Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Global Managed Volatility Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Global Managed Volatility Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Portfolio and allocated to the Global Managed Volatility Fund from domestic corporations for the taxable year. A dividend so allocated to the Global Managed Volatility Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Global Managed Volatility Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed stock (generally, stock acquired with borrowed funds)).

Any distribution from the Global Managed Volatility Fund of income that is attributable to (a) income received by the Portfolio in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by the Portfolio on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Global Managed Volatility Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If the Global Managed Volatility Fund makes a distribution to a shareholder in excess of the Global Managed Volatility Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Investments in Other Regulated Investment Companies

If the Portfolio receives dividends from underlying RICs (“underlying funds”) and the underlying fund reports such dividends as qualified dividend income, then the Global Managed Volatility Fund is permitted in turn to report its portion of such dividends as qualified dividend income when it distributes such portion to its shareholders, provided holding period and other requirements are met.

If the Portfolio receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Global Managed Volatility Fund is permitted in turn to report its portion of such dividends as eligible for the dividends-received deduction as well, when it distributes such portion to its shareholders, provided holding period and other requirements are met.

If a Portfolio receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the Global Managed Volatility is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Global Managed Volatility Fund meets shareholder notice and other requirements.

Derivatives, Hedging, and Related Transactions

The Portfolio’s transactions in derivative instruments (e.g., options, futures, forward contracts, swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules could therefore affect the amount, timing and/or character of income, gains, losses and other tax items that are allocable to the Global Managed Volatility Fund, and therefore of the Global Managed Volatility Fund’s distributions to shareholders . Because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether such an investor has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

Certain of the Portfolio’s investments in derivative instruments and its hedging activities are likely to produce a difference between the book income and the taxable income of the Global Managed Volatility Fund investing in the Portfolio. If such a difference arises, and the Global Managed Volatility Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Global Managed Volatility Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to eliminate a Fund-level tax. In the alternative, if the Global Managed Volatility Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Global Managed Volatility Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Income

The Portfolio’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not feasible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries (if any) will vary. If, at the close of the Global Managed Volatility Fund’s taxable year, more than 50% of the assets of the Portfolio in which the Global Managed Volatility Fund invests consists of the securities of foreign corporations, the Global Managed Volatility Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Portfolio to foreign countries in respect of foreign securities that the Portfolio has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Portfolio. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investments in Original Issue Discount Securities

The Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Global Managed Volatility Fund to accrue and distribute income not yet received. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, original issue discount (“OID”) is treated as interest income and is allocated to shareholders over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Global Managed Volatility Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market by the Portfolio may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Portfolio may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income allocated to the Global Managed Volatility Fund because it invests in the Portfolio.

Furthermore, some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Portfolio may be treated as having market discount or OID. Generally, the Global Managed Volatility Fund will be required to include the market discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt obligations having market discount or OID, which could affect the character and timing of recognition of income allocated to the Global Managed Volatility Fund.

If the Portfolio holds the foregoing kinds of securities, the Global Managed Volatility Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received and distributed to its investors. Such distributions may be made from the cash assets of the Global Managed Volatility Fund or by liquidation of the Global Managed Volatility Fund’s interests in the Portfolio and/or by liquidation of the Portfolio’s securities (including at a time when it may not be advantageous to do so), if necessary. The Portfolio may realize gains or losses from the sale of underlying securities, and, as a result, the Global Managed Volatility Fund’s shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Portfolio purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Portfolio makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Portfolio reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; the Portfolio is permitted to deduct any remaining premium allocable to a prior period.

Certain Investments in Mortgage Pooling Vehicles

The Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Portfolio’s income that is allocated to the Global Managed Volatility Fund (including income allocated to the Portfolio from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Global Managed Volatility Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Global Managed Volatility Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Backup Withholding

The Global Managed Volatility Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Global Managed Volatility Fund with a correct taxpayer identification number (“TIN”), who has under- reported dividend or interest income, or who fails to certify to the Global Managed Volatility Fund that he or she is not subject to such withholding. The backup withholding rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Redemptions and Exchanges

Redemptions and exchanges of the Global Managed Volatility Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the sale, exchange or redemption of Global Managed Volatility Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells Global Managed Volatility Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Furthermore, no loss will be allowed on the sale of Global Managed Volatility Fund shares to the extent the shareholder acquired other substantially identical shares within 30 days before or after the sale of the loss shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of shares of the Global Managed Volatility Fund, the Global Managed Volatility Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Global Managed Volatility Fund shares you redeemed or exchanged. See the Global Managed Volatility Fund’s Prospectus for more information.

Tax-Exempt Shareholders

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Global Managed Volatility Fund if shares in the Global Managed Volatility Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Global Managed Volatility Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Global Managed Volatility Fund exceeds the Global Managed Volatility Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Global Managed Volatility Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Global Managed Volatility Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Global Managed Volatility Fund that recognizes “excess inclusion income,” then the Global Managed Volatility Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Global Managed Volatility Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Global Managed Volatility Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Global Managed Volatility Fund.

Tax Shelter Reporting

Under Treasury regulations, if the Global Managed Volatility Fund shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Non-U.S. shareholders in the Global Managed Volatility Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Global Managed Volatility Fund. Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Global Managed Volatility Fund to a shareholder that is not a “U.S. person” within the meaning of the Code ( a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. For distributions with respect to taxable years of a RIC beginning before January 1, 2014, a RIC was not required to withhold any amounts (a) with respect to distributions (other than distributions to a foreign person (i) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (ii) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (iii) that was within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported by the RIC in a written notice to shareholders (“interest-related dividends”), and (b) with respect to distributions (other than (i) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests (described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported by the RIC in a written notice to shareholders (“short-term capital gain dividends”). A RIC was permitted to report such parts of its dividends as were eligible to be treated as interest-related or short-term capital gain dividends, but was not required to do so.

This exemption has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Global Managed Volatility Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

In the case of shares held through an intermediary, the intermediary may withhold even if the Global Managed Volatility Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Global Managed Volatility Fund or on Capital Gain Dividends unless (a) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (c) the gain or loss realized on the sale of shares of the Global Managed Volatility Fund or the Capital Gain Dividends are attributable to gains from the sale or exchange of “U.S. real property interests” (“USRPIs”) as defined generally below.

Foreign persons with respect to whom income from the Global Managed Volatility Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Global Managed Volatility Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Global Managed Volatility Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the Global Managed Volatility Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in the Global Managed Volatility Fund were a USRPI, the Global Managed Volatility Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Global Managed Volatility Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Global Managed Volatility Fund to a foreign shareholder attributable directly or indirectly to distributions received by the Global Managed Volatility Fund from a lower-tier REIT that the Global Managed Volatility Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Global Managed Volatility Fund. Prior to January 1, 2014, the special “look-through” rule described above for distributions by a RIC to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the RIC and (ii) distributions received by the RIC from a lower-tier RICs that the upper tier-RIC was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Global Managed Volatility Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Global Managed Volatility Fund shares through foreign entities should consult their tax advisers about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Global Managed Volatility Fund by vote or value could be required to report annually their “financial interest” in the Global Managed Volatility Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Global Managed Volatility Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Global Managed Volatility Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Global Managed Volatility Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Global Managed Volatility Fund shares. If a payment by the Global Managed Volatility Fund is subject to FATCA withholding, the Global Managed Volatility Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends) beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The foregoing discussion summarizes some of the consequences under the current U.S. federal income tax law of an investment in the Global Managed Volatility Fund. It is for general information only and not a substitute for personal tax advice. Consult your personal tax advisor about the potential U.S. federal income tax consequences of an investment in the Global Managed Volatility Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

UNDERWRITER

State Street Global Markets, LLC serves as the Funds’ Distributor (the “Distributor”) pursuant to the Distribution Agreement by and between the Distributor and the Trust. Pursuant to the Distribution Agreement, the Funds pay the Distributor fees under the Rule 12b-1 Plan in effect for the Funds. For a description of the fees paid to the Distributor under the Rule 12b-1 Plan, see “Shareholder Servicing and Distribution Plans,” above. The Distributor is not obligated to sell any specific number of shares and will sell shares of a Fund on a continuous basis only against orders to purchase shares. The principal business address of the Distributor is One Lincoln Street, Boston, MA 02111.

FINANCIAL STATEMENTS

As of the date of this SAI, the Funds had not commenced operations and thus do not have audited financial statements.

SSITSAI

APPENDIX A—RATINGS OF DEBT INSTRUMENTS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) — LONG TERM DEBT RATINGS. The following is a description of Moody’s debt instrument ratings.

Aaa — Bonds that are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Bonds that are rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Bonds that are rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Baa rated bonds are considered medium-grade obligations, and as such may possess certain speculative characteristics and are subject to moderate credit risk.

Ba — Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B and Lower — Bonds which are rated B are considered speculative and are subject to high credit risk. Bonds which are rated

Caa are of poor standing and are subject to very high credit risk. Bonds which are rated Ca represent obligations which are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

P-1 — Moody’s short-term ratings are opinions of the ability of issuers (or supporting institutions) to honor short-term financial obligations. Such obligations generally have an original maturity not exceeding thirteen months. The designation “Prime-1” or “P-1” indicates a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) have an acceptable ability to repay short-term debt obligations.

STANDARD & POOR’S RATING GROUP (“S&P”). S&P’s ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high-quality obligations. Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB — Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB and Lower — Bonds rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics with respect to the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-1

The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1- Standard & Poor’s short-term issue credit ratings are current assessments of the likelihood of timely payments of debt having original maturity of no more than 365 days. The A-1 designation indicates that the capacity for payment is extremely strong.

A-2- The capacity for timely payment on issues with this designation is strong. However, a short-term debt with this rating is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rating categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH RATINGS. (“FITCH”).

Fitch Ratings cover a global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative — ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Fitch Rating’s appends the modifiers “+” or “-” to denote relative status within the major rating categories.

A short-term rating has a time horizon of up to 13 months for most obligations, or up to 36 months for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. A Good intrinsic capacity for timely payment of financial commitments.

F3. Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B. Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High short-term default risk. Default is a real possibility.

D. Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

E. Restricted Default. Indicates an entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

A-2

APPENDIX B—TRUST’S PROXY VOTING PROCEDURES

SSgA FUNDS

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

PROXY VOTING POLICY AND PROCEDURES

As of February 13, 2014

The Boards of Trustees of the SSgA Funds, State Street Master Funds, State Street Institutional Investment Trust (each a “Trust”)1 have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios.

1.	Proxy Voting Policy

The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to SSgA Funds Management, Inc., the Trust’s investment adviser (the “Adviser”), subject to the Trustees’ continuing oversight.

2.	Fiduciary Duty

The right to vote proxies with respect to a portfolio security held by the Trust is an asset of the Trust. The Adviser acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Trust and its shareholders.

3.	Proxy Voting Procedures

A.	At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies (“Policy”). In addition, the Adviser shall notify the Trustees of material changes to its Policy promptly and not later than the next regular meeting of the Board of Trustees after such amendment is implemented.

B.	With respect to any proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy at the next regular meeting of the Board or Trustees. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the principal underwriter of the Trust (the “Principal Underwriter”) or an affiliated person of the Adviser or the Principal Underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of a Trust, other than the obligations the Adviser or the Principal Underwriter incurs as a service provider to the Trust, which may compromise the Adviser’s or Principal Underwriter’s independence of judgment and action in voting the proxy.

C.	At least annually, the Adviser shall inform the Trustees that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust during the year. Also see Section 5 below.

4.	Revocation of Authority to Vote

The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trust may be revoked by the Trustees, in whole or in part, at any time.

5.	Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust to the Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

6.	Disclosures

A.	The Trust shall include in its registration statement:

1.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.	A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by

[1]	Unless otherwise noted, the singular term “Trust” used throughout this document means each of SSgA Funds, State Street Master Funds and State Street Institutional Investment Trust.

B-1

calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

7.	Review of Policy

The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.

B-2

APPENDIX C

State Street Global Advisors Funds Management, Inc. (“SSgA FM”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Bank and Trust Company, a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in the SSgA FM Global Proxy Voting and Engagement Principles.

SSgA FM maintains Proxy Voting and Engagement Guidelines for select markets, including: the US, the EU, the UK, Australia, emerging markets and Japan. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSgA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSgA FM’s APPROACH TO

PROXY VOTING AND ISSUER ENGAGEMENT

At SSgA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights—all to maximize shareholder value.

SSgA FM’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSgA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSgA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSgA FM has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSgA FM conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSgA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSgA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSgA FM engages with issuers, regulators, or both, depending on the market. SSgA FM also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSgA FM conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSgA FM Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSgA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Active

SSgA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

SSgA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSgA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Recurring

SSgA FM has ongoing dialogue with its largest holdings on corporate governance and sustainability issues. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may negatively impact long-term shareholder value.

Reactive

Reactive engagement is initiated by the issuers. SSgA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings.

SSgA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement, such as shareholder conference calls.

PROXY VOTING PROCEDURE

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSgA Global Proxy Review Committee (“SSgA PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Guidelines. The SSgA PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSgA FM’s proxy voting process, SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance.

SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSgA FM Corporate Governance Team reviews the Guidelines with ISS on an annual basis or on a case-by- case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

In some instances, the Corporate Governance Team may refer significant issues to the SSgA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA PRC, the Corporate Governance Team will consider whether a material conflict of interest exists between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”).

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required or where various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA FM has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSgA FM’s Corporate Governance Team will determine whether a Material

Relationship exists. If so, the matter is referred to the SSgA PRC. The SSgA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

PROXY VOTING AND ENGAGEMENT PRINCIPLES

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of these responsibilities with the boards of issuers.

SSgA FM believes the quality of a board is a measure of director independence, director succession planning, board evaluations and refreshment and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. SSgA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSgA FM believes audit committees should have independent directors as members, and SSgA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilute its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; SSgA FM believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSgA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSgA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSgA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Securities on Loan

For funds where SSgA FM acts as trustee, SSgA FM may recall securities in instances where SSgA FM believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSgA FM must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSgA FM does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSgA FM, exercising its discretion may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSgA FM, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	ssga.com

State Street Global Advisors Funds Management, Inc.’s (“SSgA FM”) US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSgA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors.

In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices, SSgA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA FM may withhold votes from directors based on the following:

•	When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSgA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

•	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

•	CEOs of a public company who sit on more than three public company boards;
•	Director nominees who sit on more than six public company boards;

•	Directors of companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	Directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Proposals requiring two candidates per board seat

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA FM will consider proposals relating to Proxy Access on a case-by-case basis.

SSgA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be able to nominate each year;

•	Company performance;
•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against age and term limits.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure; if the board is composed of 80 percent independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and consideration of other governance factors, including, but not limited to, shareholder rights and antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

AUDIT RELATED ISSUES

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

CAPITAL RELATED ISSUES

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

ANTI–TAKEOVER ISSUES

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA FM will vote for management proposals related to special meetings.

Written Consent

SSgA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSgA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

REMUNERATION ISSUES

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSgA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA FM reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible; and

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back and, (iii) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSgA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	ssga.com

State Street Global Advisors Funds Management, Inc.’, (“SSgA FM”) European Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSgA FM’s overarching Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in European companies, SSgA FM also considers guidance issued by the European Commission. Companies should provide detailed explanations under diverse ‘comply or explain’ approaches, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re–election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM’s broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders;

•	Family ties with any of the company’s advisers, directors or senior employees;

•	Employee and government representatives; and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.

While, overall board independence requirements and board structures differ from market to market, SSgA FM considers voting against directors it deems non–independent if overall board independence is below one third. SSgA FM also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSgA FM may also not support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSgA FM also considers the number of outside board directorships a non-executive can undertake and attendance at board meetings. In addition, SSgA FM may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. SSgA FM may vote against article/ bylaw changes that seek to extend director terms. In addition, in certain markets, SSgA FM may vote against directors if their director terms extend beyond four years.

SSgA FM believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSgA FM may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSgA FM may vote against the entire slate.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

In some European markets, differential voting rights continue to exist. SSgA FM supports the “one share one vote” policy and favours a share structure where all shares have equal voting rights. SSgA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSgA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSgA FM supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis–applying pre–emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Related Party Transactions

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (related companies). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSgA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSgA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSgA FM supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSgA FM opposes unlimited share issuance authorizations as they may be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. SSgA FM also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSgA FM opposes antitakeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSgA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non–Executive Director Pay

In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSgA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile:

+971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 •

Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	ssga.com

State Street Global Advisors Funds Management, Inc.’, (“SSgA FM”) UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSgA FM expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM’s broad criteria for director independence in UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Excessive tenure and a preponderance of long-tenured directors:

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSgA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSgA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSgA FM supports the annual election of directors.

While SSgA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSgA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSgA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities).

SSgA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSgA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSgA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSgA FM opposes antitakeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSgA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

Equity Incentives Plans

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSgA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Globoal Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	ssga.com

State Street Global Advisors Funds Management, Inc., (“SSgA FM”) Emerging Market Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in emerging markets. This policy complements and should be read in conjunction with SSgA FM’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

At SSgA FM, we recognize that countries in emerging markets are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSgA FM also evaluates the various factors that play into the corporate governance framework of a country. These factors include: (i) the macroeconomic conditions and broader political system in a country: (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary—to name a few. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSgA FM’s emerging market proxy voting policy is designed to identify and address specific governance concerns in each market.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY IN EMERGING MARKETS

SSgA FM’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSgA FM’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSgA FM’s proxy voting and engagement philosophy in emerging markets.

SSgA FM’s proxy voting guidelines in emerging markets addresses six broad areas:

•	Directors and Boards;

•	Accounting and Audit Related Issues;

•	Shareholder Rights and Capital Related Issues;

•	Remuneration;

•	Environmental and Social Issues; and

•	General/Routine Issues.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSgA FM performs in emerging market companies.

SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise.

SSgA FM’s broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions;

•	Employment history with company;

•	Relations with controlling shareholders and other employees; and

•	Attendance levels.

AUDIT RELATED ISSUES

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSgA FM believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSgA FM encourages boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

SSgA FM believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transcations

Most companies in emerging markets have a controlled ownership structure that often include complex cross- shareholding between subsidiaries and parent companies (related companies). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies.

In markets where shareholders are required to approve such transactions, SSgA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSgA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, SSgA FM expects companies to clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

REMUNERATION

SSgA FM considers it to be the board’s responsibility to set appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSgA FM supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSgA FM addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

GENERAL /ROUTINE ISSUES

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports.

For these voting items, SSgA FM’s policies consider several factors including historical dividend payouts, pending litigation, governmental investigation, charges of fraud or other indication of significant concerns.

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The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

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State Street Global Advisors Funds Management, Inc.’s, (“SSgA FM”) Japan Proxy Voting and Engagement Guidelines complement and should be read in conjunction with SSgA FM’s overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s Proxy Voting and Engagement Guidelines in Japan address areas including; board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSgA FM takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSgA FM expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSgA FM also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSgA FM’s PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice.

Japanese companies have the option of having a traditional board of directors with statutory auditors, or a board with a committee structure. Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

SSgA FM will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSgA FM criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSgA FM believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	SSgA FM believes that non-controlled Japanese companies should appoint at least one outside director, otherwise, SSgA FM will oppose the top executive who is responsible for the director nomination process; and

•	For controlled companies with a statutory auditor structure, SSgA FM will oppose the top executive, if the board does not have at least two outside directors.

For companies with a committee structure, SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering general market practice, as well as the independence of the nominee. SSgA FM also takes into consideration the overall independence level of the committees. In determining director independence, SSgA FM considers the following factors:

•	Participation in related-party transactions and other business relations with the company;

•	Past employment with the company;

•	Provides professional services to the company; and

•	Family ties with the company.

Regardless of board structure, SSgA FM may oppose the election of a director for the following reasons:

•	Failure to attend board meetings; or

•	In instances of egregious actions related to a director’s service on the board.

Indemnification and Limitations on Liability

Generally, SSgA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSgA FM believes limitations and indemnification are necessary to attract and retain qualified directors.

AUDIT RELATED ITEMS

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

Ratifying External Auditors

SSgA FM will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limit Legal Liability of External Auditors

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

CAPITAL STRUCTURE, REORGANIZATION AND MERGERS

SSgA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSgA FM supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

SSgA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSgA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

SSgA FM generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSgA FM may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital or if it leaves the company with less than 30 percent of the proposed authorized capital outstanding. Where share issuance requests exceed our standard threshold, SSgA FM will consider the nature of the specific need, such as mergers and acquisitions and stock splits

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. SSgA FM will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSgA FM believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;
•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

In general, SSgA FM believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating poison pills, the following conditions must be met before SSgA FM will recommend a vote in favor.

SSgA FM will support the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, or (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

COMPENSATION

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSgA FM, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSgA FM will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. SSgA FM may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Approve Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSgA FM believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Approve Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSgA FM supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Approve Stock Plan

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSgA FM cannot calculate the dilution level and, therefore, SSgA FM may oppose such plans for poor disclosure. SSgA FM also opposes plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSgA FM evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

MISCELLANEOUS/ROUTINE ITEMS

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSgA FM views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSgA FM will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.

MORE INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	ssga.com

State Street Global Advisors Funds Management, Inc.’, (“SSgA FM”) Australia Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in Australia. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s Australia Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in Australia, SSgA FM expects all companies at a minimum to comply with the ASX Corporate Governance Principles. Companies should provide detailed explanations under the Principles’ ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSgA FM’s PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active fundamental and the Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM’s broad criteria for director independence in Australian companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSgA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSgA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure.

SSgA FM supports the annual election of directors and encourages Australian companies to adopt this practice.

While SSgA FM is generally supportive of having the roles of chairman and CEO separated in the Australia market, SSgA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSgA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

SSgA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Australian Corporate Governance Principles requires ASX listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSgA FM holds Australian companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSgA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSgA FM believes that executive pay should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. Australian Corporate Governance Principles requires ASX listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a binding vote on pay with a two-strike rule requiring a board spill in the event of a second strike, SSgA FM believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSgA FM voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price

Anti-Takeover Measures

SSgA FM opposes antitakeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

There is a simple underlying philosophy that guides SSgA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. SSgA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSgA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA FM’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	ssga.com

PART C. Other Information

Item 28.	Exhibits

(a)(1)	Declaration of Trust dated February 16, 2000 is incorporated herein by reference to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 16, 2000.

(2)	Amendment No. 1 dated February 14, 2002 to Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 28 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(3)	Amendment No. 2 dated May 13, 2004 to Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(4)	Amendment No. 3 dated May 19, 2005 to Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 28 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(5)	Amendment No. 4 dated January 26, 2007 to Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 23 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 6, 2007.

(6)	Amendment No. 5 dated October 2, 2007 to Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 27 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on October 2, 2007.

(7)	Amendment No. 6 dated September 18, 2008 to Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 30 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2009.

(8)	Amendment No. 7 dated October 19, 2011 to Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 36 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on December 12, 2011.

(9)	Amended and Restate Declaration of Trust dated April 14, 2014 is incorporated herein by reference to Post-Effective Amendment No. 47 to the State Street Institutional Investment Trust’s Registration Statement on From N-1A filed with the Commission on April 25, 2014.

(b)(1)	Third Amended and Restated By-laws of the Trust dated May 13, 2004 is incorporated herein by reference to Post-Effective Amendment No. 28 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(b)(2)	Amended and Restated By-Laws of State Street Institutional Investment Trust dated April 14, 2014 is incorporated herein by reference to the Post-Effective Amendment No. 47 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 25, 2014.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement dated May 1, 2001 between SSgA Funds Management, Inc. and the Trust is incorporated herein by reference to Post-Effective Amendment No. 9+ to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2002.

(2)	Notice dated February 14, 2002 to Investment Advisory Contract dated May 1, 2001 between SSgA Funds Management, Inc. and the Trust is incorporated herein by reference to Post-Effective Amendment No. 28 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(3)	Notice dated February 7, 2007 to Investment Advisory Contract between SSgA Funds Management, Inc. and the Trust dated May 1, 2001 with respect to the State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Institutional Tax Free Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(4)	Notice dated October 2, 2007 to Investment Advisory Contract between SSgA Funds Management, Inc. and the Trust dated May 1, 2001 with respect to the State Street Institutional Treasury Money Market Fund, and State Street Institutional Treasury Plus Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(5)	Fee Waiver letter dated April 12, 2010 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Institutional Short-Term Tax Exempt Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2010.

(6)	Fee Waiver letter dated July 2, 2009 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Institutional Liquid Reserves Fund, State Street Institutional U.S. Government Money Market Fund and State Street Institutional Treasury Plus Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 31 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 25, 2010.

(7)	Fee Waiver letter dated April 28, 2011 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Equity 2000 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 33 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2011.

(8)	Fee Waiver letter dated February 1, 2011 between SSgA Funds Management, Inc. and the Trust with respect to the Money Market Funds is incorporated herein by reference to Post-Effective Amendment No. 33 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2011.

(9)	Amendment dated February 18, 2011 to the Investment Advisory Agreement dated May 1, 2001, between SSgA Funds Management, Inc. and the Trust is incorporated herein by reference to Post-Effective Amendment No. 33 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2011.

(10)	Amendment to the Advisory Agreement related to the State Street Institutional Investment Trust and the State Street Global Equity ex-U.S. Index Fund will be filed by subsequent amendment.

(11)	Reimbursement Agreement dated September 20, 2012 by and among State Street Master Funds, State Street Institutional Investment Trust, and SSgA Funds Managements, Inc. will be filed by subsequent amendment.

(12)	Amendment to the Advisory Agreement related to the State Street Institutional Investment Trust, the State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500 Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, and State Street Global Managed Volatility Fund will be filed by subsequent amendment.

(13)	Amendment to the Advisory Agreement related to the State Street Institutional Investment Trust and State Street Clarion Global Infrastructure & MLP Fund will be filed by subsequent amendment.

(14)	Amendment to the Advisory Agreement related to the State Street Institutional Investment Trust and State Street Clarion Global Real Estate Income Fund will be filed by subsequent amendment.

(e)(1)	Distribution Agreement dated August 1, 2009 between State Street Global Markets, LLC, and the Trust is incorporated herein by reference to Post-Effective Amendment No. 31 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 25, 2010.

(2)	Amended Distribution Agreement dated August 1, 2009 between State Street Global Markets, LLC, and the Trust is incorporated herein by reference to Post-Effective Amendment No. 36 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on December 12, 2011.

(3)	Amended Distribution Agreement related to the State Street Institutional Investment Trust, the State Street Global Equity ex-U.S. Index Fund will be filed by subsequent amendment.

(4)	Amended Distribution Agreement dated April 14, 2014 between State Street Global Markets, LLC, and the Trust to be filed by subsequent amendment.

(5)	Amended Distribution Agreement related to the State Street Institutional Investment Trust, the State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500

Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, and State Street Global Managed Volatility Fund and will be filed by subsequent amendment.

(6)	Amended Distribution Agreement related to the State Street Institutional Investment Trust and State Street Clarion Global Infrastructure & MLP Fund will be filed by subsequent amendment.

(7)	Amended Distribution Agreement related to the State Street Institutional Investment Trust and State Street Clarion Global Real Estate Income Fund will be filed by subsequent amendment.

(f)	Not applicable.

(g)(1)	Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 9+ to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2002.

(2)	Notice dated February 14, 2002 to Amended and Restated Custodian Agreement dated February 14, 2001 with respect to the State Street Money Market Fund and the State Street Institutional U.S. Government Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 28 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(3)	Notice dated February 12, 2004 to Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 28 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(4)	Notice dated July 22, 2008 to Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Treasury Money Market Fund and the State Street Institutional Treasury Plus Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(5)	Notice to Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Investment Trust, the State Street Global Equity ex-U.S. Index Fund will be filed by subsequent amendment.

(6)	Notice to Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust with respect to the State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500 Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, and State Street Global Managed Volatility Fund will be filed by subsequent amendment.

(7)	Notice to Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust with respect to the State Street Clarion Global Infrastructure & MLP Fund will be filed by subsequent amendment.

(8)	Notice to Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust with respect to the State Street Clarion Global Real Estate Income Fund will be filed by subsequent amendment.

(h)(1)(a)	Transfer Agency and Service Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 9+ to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2002.

(1)(b)	Transfer Agency and Service Agreement dated July 31, 2009 between Boston Financial Data Services, Inc. and the Trust is incorporated herein by reference to Post-Effective Amendment No. 31 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 25, 2010.

(1)(c)	Anti-Money Laundering Services Amendment dated October 31, 2006 to Transfer Agency and Service Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(1)(d)	Services Amendment dated April 5, 2004 to Transfer Agency and Service Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 28 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(1)(e)	Notice dated February 14, 2002 to Transfer Agency and Service Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Money Market Fund and the State Street Institutional U.S. Government Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 30 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2009.

(1)(f)	Notice dated February 12, 2004 to Transfer Agency and Service Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 30 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2009.

(1)(g)	Notice to Transfer Agency and Service Agreement dated July 31, 2009 between Boston Financial Data Services, Inc. and the Trust with respect to the Class M Shares of the State Street Institutional Liquid Reserves Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 27, 2012.

(1)(h)	Notice to Transfer Agency and Service Agreement dated July 31, 2009 between Boston Financial Data Services, Inc. and the Trust with respect to the State Street Institutional Investment Trust and the State Street Global Equity ex-U.S. Index Fund will be filed by subsequent amendment.

1(i)	Notice to Transfer Agency and Service Agreement dated July 31, 2009 between Boston Financial Data Services, Inc. and the Trust with respect to the State Street Institutional Investment Trust, the State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target

Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500 Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, and State Street Global Managed Volatility Fund will be filed by subsequent amendment.

(1)(j)	Notice to Transfer Agency and Service Agreement dated July 31, 2009 between Boston Financial Data Services, Inc. and the Trust with respect to the State Street Institutional Investment Trust and the State Street Clarion Global Infrastructure & MLP Fund will be filed by subsequent amendment.

(1)(k)	Notice to Transfer Agency and Service Agreement dated July 31, 2009 between Boston Financial Data Services, Inc. and the Trust with respect to the State Street Institutional Investment Trust and the State Street Clarion Global Real Estate Income Fund will be filed by subsequent amendment.

(2)	Administration Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 9+ to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2002.

(2)(a)	Notice dated February 14, 2002 to Administration Agreement dated February 28, 2000 with respect to the State Street Institutional Money Market Fund and the State Street Institutional U.S. Government Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 28 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(2)(b)	Notice dated February 12, 2004 to Administration Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 28 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

(2)(c)	Notice dated September 10, 2007 to Administration Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Treasury Money Market Fund and the State Street Institutional Treasury Plus Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(2)(d)	Administration Agreement dated February 1, 2011 between SSgA Funds Management, Inc. and the Trust with respect to the Money Market Funds is incorporated herein by reference to Post-Effective Amendment No. 33 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2011.

(2)(e)	Amended and Restated Administration Agreement dated October 19, 2011 between SSgA Funds Management, Inc. and the Trust with respect to the Money Market Funds is incorporated herein by reference to Post-Effective Amendment No. 36 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on December 12, 2011.

(2)(f)	Sub-Administration Agreement dated February 1, 2011 by and among State Street Bank and Trust Company, SSgA Funds Management, Inc. and the Trust with respect to the Money Market Funds is incorporated herein by reference to Post-Effective Amendment No. 33 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2011.

(2)(g)	Notice to Administration Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Investment Trust, the State Street Global Equity ex-U.S. Index Fund will be filed by subsequent amendment.

(2)(h)	Notice to Administration Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Investment Trust, the State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500 Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, and State Street Global Managed Volatility Fund will be filed by subsequent amendment.

(2)(i)	Notice to Administration Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Investment Trust and the State Street Clarion Global Infrastructure & MLP Fund will be filed by subsequent amendment.

(2)(j)	Notice to Administration Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust with respect to the State Street Institutional Investment Trust and the State Street Clarion Global Real Estate Income Fund will be filed by subsequent amendment.

(3)	Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Equity 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 28, 2006.

(4)	Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Liquid Reserves Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 28, 2006.

(5)	Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Limited Duration Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 23 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 28, 2006.

(6)	Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Tax Free Limited Duration Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(7)	Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Tax Free Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on
July 24, 2008.

(8)	Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Treasury Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(9)	Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Treasury Plus Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(10)	Master-Feeder Participation Agreement between State Street Master Funds and Henderson Global Funds dated April 20, 2009 is incorporated herein by reference to Post-Effective Amendment No. 30 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2009.

(11)	Information Security Program Agreement dated November 19, 2010 is incorporated herein by reference to Post-Effective Amendment No. 33 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2011.

(i)(1)	Legal Opinion of Ropes & Gray LLP is incorporated herein by reference to Pre-Effective Amendment No. 1 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission in September 2000.

(2)	Legal Opinion of Ropes & Gray LLP with respect to the State Street Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 10 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on November 13, 2002.

(3)	Legal Opinion of Ropes & Gray LLP with respect to the Class R Shares of the State Street Equity 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 15 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on June 3, 2005.

(4)	Legal Opinion of Ropes & Gray LLP with respect to the State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Institutional Tax Free Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 23 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 6, 2007.

(5)	Legal Opinion of Ropes & Gray LLP with respect to the State Street Global Equity ex-U.S. Index Fund will be filed by subsequent amendment.

(6)	Legal Opinion of Ropes & Gray LLP with respect to State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500 Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, and State Street Global Managed Volatility Fund will be filed by subsequent amendment.

(7)	Legal Opinion of Ropes & Gray LLP with respect to State Street Institutional Investment Trust, the State Street Clarion Global Infrastructure & MLP Fund will be filed by subsequent amendment.

(8)	Legal Opinion of Ropes & Gray LLP with respect to the Institutional Class, Investor Class and Administration Class shares of the State Street Institutional Liquid Reserves Fund, State Street Institutional Tax Free Money Market Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Treasury Money Market Fund and State Street Institutional Treasury Plus Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 54 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on June 24, 2014.

(9)	Legal Opinion of Ropes & Gray LLP with respect to the State Street Clarion Global Real Estate Income Fund will be filed by subsequent amendment.

(j)	Consent of [ ] to be filed by subsequent amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Amended Rule 12b-1 Plan dated May 14, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 25, 2010.

(2)	Amended Rule 12b-1 Plan dated February 18, 2010 is incorporated herein by reference to Post-Effective Amendment No. 33 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 29, 2011.

(3)	Amended Rule 12b-1 Plan as it relates to the State Street Global Equity ex-U.S. Index Fund will be filed by subsequent amendment.

(4)	Amended Rule 12b-1 Plan dated April 14, 2014 is incorporated herein by reference to Post-Effective Amendment No. 47 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 25, 2014.

(5)	Amended Rule 12b-1 Plan dated June 19, 2014 is incorporated herein by reference to Post-Effective Amendment No. 54 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on June 24, 2014.

(6)	Amended Shareholder Servicing Plan for Service Class effective May 14, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 25, 2010.

(7)	Amended Shareholder Servicing Plan for Investment Class effective May 14, 2009 is incorporated herein by reference to Post-Effective Amendment No. 31 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 25, 2010.

(8)	Amended Shareholder Servicing Plan as it relates to the State Street Institutional Investment Trust, the State Street Global Equity ex-U.S. Index Fund will be filed by subsequent amendment.

(9)	Amended Shareholder Servicing Plan as it relates to the State Street Institutional Investment Trust, the State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500 Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, and State Street Global Managed Volatility Fund will be filed by subsequent amendment.

(10)	Amended Shareholder Servicing Plan as it relates to the State Street Institutional Investment Trust and the State Street Clarion Global Infrastructure & MLP Fund will be filed by subsequent amendment.

(11)	Amended Shareholder Servicing Plan as it relates to the State Street Institutional Investment Trust and the State Street Clarion Global Real Estate Income Fund will be filed by subsequent amendment.

(n)(1)	Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 dated May 15, 2008 is incorporated herein by reference to Post-Effective Amendment No. 29 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on July 24, 2008.

(2)	Amended Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated herein by reference to Post-Effective Amendment No. 36 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on December 12, 2011.

(3)	Amended Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 as it relates to the State Street Institutional Investment Trust, the State Street Global Equity ex-U.S. Index Fund will be filed by subsequent amendment.

(4)	Amended Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated herein by reference to Post-Effective Amendment No. 48 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 25, 2014.

(5)	Amended Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated herein by reference to Post-Effective Amendment No. 54 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on June 24, 2014.

(6)	Amended Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 as it relates to the State Street Institutional Investment Trust and the State Street Global Real Estate Income Fund will be filed by subsequent amendment.

(o)(1)	Power of Attorney as it relates to the Registrant is incorporated herein by reference to Post-Effective Amendment No. 47 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 25, 2014.

(p)(1)	Joint Code of Ethics dated May 17, 2000, as amended September 16, 2004 with State Street Master Funds is incorporated herein by reference to Post-Effective Amendment No. 13 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on February 25, 2005.

(2)	Amended Code of Ethics of SSgA Funds Management, Inc. dated April 16, 2013 is incorporated herein by reference to Post-Effective Amendment No. 42 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on November 15, 2013.

(3)	Joint Code of Ethics dated May 17, 2000, as amended September 16, 2004, February 18, 2010 and February 13, 2014 with State Street Master Funds is incorporated herein by reference to Post-Effective Amendment No. 40 to the State Street Institutional Investment Trust’s Registration Statement on Form N-1A filed with the Commission on April 25, 2014.

(4)	Code of Ethics of CBRE Clarion Securities LLC will be filed by subsequent amendment.

+	Post-Effective Amendment No. 8 was filed with the Commission on January 30, 2002. The next Post-Effective Amendment, filed on April 30, 2002, should have been sequentially numbered Post-Effective Amendment No. 9. Due to a scrivener’s error, it was numbered Post-Effective Amendment No. 10. Such Post-Effective Amendment has been referred to in this Part C as Post-Effective Amendment No. 9.

Item 29.	Persons Controlled By or Under Common Control with the Fund

See the Statement of Additional Information regarding the Trust’s control relationships.

Item 30.	Indemnification

Under the terms of Registrant’s Amended and Restated Declaration of Trust, Article VIII, Registrant is required, subject to certain exceptions and limitations, to indemnify each of its Trustees and officers, including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise who may be indemnified by Registrant under the Investment Company Act of 1940.

Item 31.	Business and Other Connections of the Investment Adviser

SSgA Funds Management, Inc.

See “Management of the Trust” in Part B. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32.	Principal Underwriter

(a) State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: SPDR Series Trust, SPDR Index Shares Funds, State Street Master Funds, and SSgA Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of State Street Global Markets, LLC, are as follows:

Nicholas Bonn	Chief Executive Officer and Director

Christopher P. Jensen	FINOP and Chief Financial Officer and Director

Howard Fairweather	Director

Stephan Gavell	Director

Mark Snyder	Executive Vice President and Director

R. Bryan Woodard	Senior Vice President, Chief Legal Counsel and Secretary

James Ross	Executive Vice President and Director

Martine Bond	Executive Vice President and Director

*	The principal business address for each of the above directors and executive officers is 1 Lincoln Street, Boston, MA 02111.

Item 33.	Location of Accounts and Records

The accounts and records of the Trust are located, in whole or in part, at the office of the Trust and the following locations:

State Street Institutional Investment Trust (“Trust”)

4 Copley Place, 3rd floor

Boston, MA 02116

SSgA Funds Management, Inc. (“Adviser”)

State Street Financial Center

One Lincoln Street

Boston, MA 02111

SSgA Funds Management, Inc. serves as the Administrator for the State Street Institutional Liquid Reserves Fund, State Street Institutional Tax Free Money Market Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Treasury Money Market Fund, and the State Street Institutional Treasury Plus Money Market Fund.

State Street Bank and Trust Company serves as the Sub-Administrator for the State Street Institutional Liquid Reserves Fund, State Street Institutional Tax Free Money Market Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Treasury Money Market Fund, and the State Street Institutional Treasury Plus Money Market Fund.

State Street Bank and Trust Company serves as the Administrator for the State Street Institutional Limited Duration Bond Fund, State Street Aggregate Bond Index Fund, State Street Equity 500 Index Fund, State Street Equity 400 Index Fund, State Street Equity 2000 Index Fund, State Street Institutional Investment Trust, State Street Global Equity ex-U.S. Index Fund, and State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500 Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, State Street Global Managed Volatility Fund, State Street Clarion Global Infrastructure & MLP Fund and State Street Clarion Global Real Estate Income Fund.

State Street Bank and Trust Company serves as the Custodian, Transfer Agent and Dividend Disbursing Agent), except not the Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund, State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Money Market Fund, State Street Institutional Treasury Money Market Fund, the State Street Institutional Treasury Plus Money Market Fund, State Street Institutional Investment Trust, State Street Global Equity ex-U.S. Index Fund, and State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500 Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, State Street Global Managed Volatility Fund, State Street Clarion Global Infrastructure & MLP Fund and State Street Clarion Global Real Estate Income Fund.

State Street Bank and Trust Company

4 Copley Place, 3rd floor

Boston, MA 02116

Boston Financial Data Services, Inc.

Boston Financial Data Services, Inc. serves as the Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund, State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Money Market Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Institutional Investment Trust,

State Street Global Equity ex-U.S. Index Fund, and State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Target Retirement Income Fund, State Street Strategic Real Return Fund, State Street Strategic Real Return Portfolio, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio, State Street Equity 500 Index Portfolio II, State Street Opportunistic Emerging Markets Fund, State Street Small Cap Emerging Markets Equity Fund, State Street Global Managed Volatility Fund, State Street Clarion Global Infrastructure & MLP Fund and State Street Clarion Global Real Estate Income Fund.

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, State Street Institutional Investment Trust (the “Trust”) has duly caused this Amendment to the Trust’s Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on this 26th day of June 2014.

STATE STREET INSTITUTIONAL INVESTMENT TRUST

By:	/s/ Ellen M. Needham
Ellen M. Needham President

Pursuant to the requirements of the 1933 Act, as amended, this Registration Statement for the Trust has been signed below by the following persons in the capacities indicated on the 26th day of June, 2014.

Signature	Signature
/s/ William L. Boyan* William L. Boyan, Trustee	/s/ James E. Ross* James E. Ross, Trustee

/s/ Michael F. Holland* Michael F. Holland, Trustee	/s/ Richard D. Shirk* Richard D. Shirk, Trustee

/s/ William L. Marshall* William L. Marshall, Trustee	/s/ Rina K. Spence* Rina K. Spence, Trustee

/s/ Scott F. Powers* Scott F. Powers, Trustee	/s/ Bruce D. Taber* Bruce D. Taber, Trustee

/s/ Patrick J. Riley* Patrick J. Riley, Trustee	/s/ Douglas T. Williams* Douglas T. Williams, Trustee

/s/ Laura F. Dell Laura F. Dell, Treasurer and Principal Financial Officer	/s/ Ellen M. Needham Ellen M. Needham, President and Principal Executive Officer

*By:	/s/ David James
David James Attorney-in-Fact Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit No.	Document
None